EXHIBIT 10.50

AGREEMENT FOR SERVICING PRIVATE STUDENT LOANS

By and Among

PEAKS TRUST 2009-1,

DEUTSCHE BANK TRUST COMPANY AMERICAS, as indenture trustee and collateral agent,

ITT EDUCATIONAL SERVICES, INC.,

and

FIRST ASSOCIATES LOAN SERVICING, LLC

DATED AS OF DECEMBER 10, 2011

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Agreement for Servicing Private Student Loans

This Agreement for Servicing Private Student Loans is made and entered into as of December 10, 2011, by and among First Associates Loan Servicing, LLC, a Delaware limited liability company (the “Servicer”), PEAKS Trust 2009-1, a Delaware statutory trust (the “Trust”), ITT Educational Services, Inc., a Delaware corporation (the “Guarantor”), and Deutsche Bank Trust Company Americas, in its capacity as indenture trustee and collateral agent under the Indenture and Credit Agreement referred to herein (the “Secured Party”).

RECITALS:

A.	The Trust has been established pursuant to an Amended and Restated Trust Agreement dated as of January 20, 2010 (the “Trust Agreement”) for the purpose of purchasing and holding beneficial ownership of student loans (“Student Loans”) made by Liberty Bank, N.A. (the “Originating Lender”) to students attending post-secondary educational institutions operated by the Guarantor (each, a “School”).

B.	The Trust, as beneficial owner of the Student Loans, is responsible for providing for the servicing and collection of the Student Loans.

C.	The Trust, Deutsche Bank National Trust Company, as lender trustee, and the Secured Party have entered into an Amended and Restated Indenture and Credit Agreement, dated December 31, 2010 (the “Indenture”), which provides for the issuance by the Trust of its notes and for the Trust to obtain a loan, which notes and loan are secured by the Student Loans and certain of which are guaranteed by the Guarantor.

D.	The Trust, the Secured Party, the Guarantor and Access Group, Inc. were parties to an Agreement for Servicing Private Student Loans dated as of January 20, 2010 which previously provided for the servicing of Student Loans and has been terminated as of the date hereof.

E	At the direction of the Servicing and Collections Advisor and with the consent of the Voting Party (as such terms are defined in the Indenture), the Servicer has been selected as successor servicer for the Student Loans.

F.	Subject to the terms and conditions set forth in this Agreement, the Servicer will provide servicing and collection services for Student Loans while they are held by the Trust, and thereafter while they are held by a purchaser from or assignee of the Trust and/or the Lender Trustee.

AGREEMENT:

In consideration of the foregoing premises and the mutual covenants contained herein, and of other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions

The following terms as used in this Agreement (including the preamble of this Agreement) shall have the following meanings unless the context clearly indicates otherwise:

(A) “Administration Agreement” means the Administration Agreement, dated as of January 20, 2010, among Access Group, Inc., the Trust, the Guarantor, the Owner Trustee, and the Secured Party, as supplemented and amended from time to time pursuant to the terms thereof.

(B) “Agreement” means this Agreement for Servicing Private Student Loans, including Schedules A through F hereto which are made a part hereof, as supplemented and amended from time to time in accordance with the provisions hereof.

(C) “Applicable Laws” means the State and Federal consumer lending and collection laws and other laws applicable to the Services, to the extent the same apply to the servicing and collection of loans made by a national bank to competent adult individuals (including such loans that have been transferred to another entity), including, without limitation, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Gramm-Leach-Bliley Act, the Truth-in-Lending Act, the Higher Education Opportunity Act, the Federal Trade Commission Act, the USA PATRIOT Act, and any regulations implementing such statutes (including, without limitation, the FTC Red Flag Rules).

(D) “Borrower” means an individual who borrows funds through a Student Loan.

(E) “Business Day” means a day of the year other than a Saturday, a Sunday or a day on which banks located in New York, New York are required or authorized by law to remain closed.

(F) “Customer Information” means nonpublic information relating to Borrowers or co-signers of Serviced Loans, including without limitation names, addresses, telephone numbers, e-mail addresses, credit information, account numbers, social security numbers, loan balances or other account information, and lists derived there from.

(G) “Deconversion Services” means those services to be provided by the Servicer pursuant to Schedule D hereto.

(H) “Defaulted Loan” means a Serviced Loan with respect to which (1) any required payment becomes more than 180 days delinquent (without regard to whether such payment is later made), or (2) the Servicer is notified that the Borrower is deceased.

(I) “Examiner” has the meaning assigned thereto in Section 2.06(A) hereof.

(J) “Forbearance Period” means a period permitted by the Program Guidelines during which a Borrower (in Repayment) is permitted to temporarily forego payments or make reduced payments on the Borrower’s Student Loan.

(K) “Indenture” means the Amended and Restated Indenture and Credit Agreement, dated as of December 31, 2010, among the Trust, the Lender Trustee and the Secured Party, as supplemented and amended from time to time pursuant to the terms thereof.

(L) “Interim Period” means the period from the disbursement of a Serviced Loan to the commencement of Repayment.

(M) “Lender Trustee” means Deutsche Bank National Trust Company, in its capacity as trustee under the Lender Trustee Agreement, dated as of January 20, 2010, between the Trust and the Lender Trustee.

(N) “Note” means the authoritative electronic copy of an electronically signed application and loan agreement evidencing a Student Loan.

(O) “Originating Lender” means Liberty Bank N.A., a national banking association, which makes or has made the Student Loans.

(P) “Owner Trustee” means Deutsche Bank Trust Company Delaware, in its capacity as trustee under the Trust Agreement, and its successors and assigns in such capacity.

(Q) “Program” means the PEAKS private student loan program under which the Originating Lender makes or has made loans to students for costs of attendance at the Schools.

(R) “Program Guidelines” means the guidelines for origination, servicing and administration of the Student Loans attached hereto as Schedule E, as amended by agreement of the parties hereto.

(S) “Program Loan Origination Agreement” means the Private Education Loan Origination and Sale Agreement, dated as of January 20, 2010, by and among the Originating Lender, the Lender Trustee, the Guarantor, Access Group, Inc. (in its capacity as origination agent) and the Trust, as amended by the First Amendment thereto dated as of December 31, 2010 and the Second Amendment thereto dated as of February 8, 2011 and as supplemented by the Approval of Documents and Procedures pursuant thereto dated as of February 11, 2010 and as further supplemented and amended from time to time pursuant to the terms thereof.

(T) “Program Requirements” means the applicable provisions and requirements of the Note, the Program Guidelines and any Applicable Laws.

(U) “Repayment” or “Repayment Period” means the period of time during which a Borrower is required under his or her Note to make installment payments to repay the aggregate principal amount of, plus accrued interest on, the Borrower’s Student Loan.

(V) “Repayment Schedule” means the schedule of loan payments established prior to the commencement of the Repayment Period with respect to a Student Loan, which schedule sets out the amount and timing of installments necessary to pay such Student Loan in full within the applicable Repayment Period.

(W) “School” means an institution of higher education owned and operated by the Guarantor.

(X) “Secured Party” means Deutsche Bank Trust Company Americas, in its capacities as indenture trustee and collateral agent under the Indenture, and its successors and assigns in such capacities.

(Y) “Serviced Loan” means any of the Student Loans identified in Section 2.01 hereof, except for those Student Loans with respect to which this Agreement has been terminated as provided in Section 5.03.

(Z) “Servicer” means First Associates Loan Servicing, LLC, a Delaware limited liability company, and its successors and permitted assigns.

(AA) “Servicer Default” means the occurrence and continuance of any of the following events with respect to Serviced Loans:

(1) any failure by the Servicer to deliver to the Secured Party any payment required hereunder, which failure continues unremedied for three Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Secured Party;

(2) any failure by the Servicer to observe or to perform in any material respect any covenant or agreement of the Servicer set forth in this Agreement, which failure shall continue unremedied for a period of 30 days after the earlier of (a) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Voting Party or (b) the date on which an officer of the Servicer responsible for servicing operations becomes aware of the failure to observe or perform such covenant or agreement;

(3) (i) the filing of a decree or order by a court having jurisdiction in the premises with respect to the Servicer or any substantial part of its property (a) for relief in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, (b) appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Servicer or for any substantial part of its property, or (c) ordering the winding-up or liquidation of the Servicer’s affairs, and such decree or order shall remain undismissed, unstayed and in effect for a period of 60 consecutive days, or (ii) the commencement by the Servicer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Servicer to the entry of an order for relief in an involuntary case under any such law, or (iii) the consent by the Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Servicer or for any substantial part of its property, or the making by the Servicer of any general assignment for the benefit of creditors, or (iv) the failure by the Servicer generally to pay its debts as such debts become due, or (v) the taking of action by the Servicer in furtherance of any of the foregoing.

(BB) “Services” means those services to be provided by the Servicer pursuant to Sections 2.02 and 5.03(A) hereof.

(CC) “Servicing and Collections Advisor” shall mean the party identified as such in, or such party’s successor appointed pursuant to, the Indenture.

(DD) “Servicing Reports” means those reports to be provided to the Trust, the Secured Party and the Guarantor by the Servicer pursuant to Section 2.03 hereof.

(EE) “Student Loan” means a student loan made by the Originating Lender under the Program to finance or refinance a portion of a Borrower’s costs of attending a School.

(FF) “Trust” means the PEAKS Trust 2009-1, a Delaware statutory trust established pursuant to the Trust Agreement.

(GG) “Trust Agreement” means the Amended and Restated Trust Agreement, dated as of January 20, 2010, between Access Group, Inc., as depositor, and the Owner Trustee, as supplemented and amended from time to time pursuant to the terms thereof.

(HH) “Voting Party” means (1) while the Indenture remains in effect, (a) the Guarantor, unless and until the Servicer receives notice from the Secured Party that the Guarantor is no longer the Voting Party under the Indenture, and (b) after receipt by the Servicer of the notice described in clause (a), the Secured Party, and (2) after the discharge of the Indenture, the Trust.

Section 1.02. Definitions of General Terms

Unless the context clearly indicates otherwise, or may otherwise require, in this Agreement the terms “herein”, “hereunder”, “hereby”, “hereto”, “hereof” and any similar terms refer to this Agreement as a whole and not to any particular article, section or subsection thereof.

Unless the context clearly indicates otherwise, or may otherwise require, in this Agreement (i) references to articles, sections and other subsections, whether by number, letter or otherwise, are to the respective or corresponding articles, sections or subsections of this Agreement as such articles, sections or subsections may be amended from time to time; (ii) references to chapters, subchapters and sections of any public law or statute of the United States are to the respective or corresponding chapters, subchapters and sections as they may be amended from time to time; and (iii) the word “heretofore” means before the date of execution of this Agreement, the word “now” means at the date of execution of this Agreement, and the word “hereafter” means after the date of execution of this Agreement.

ARTICLE II

PROVISION OF SERVICES

Section 2.01. Loans Covered by this Agreement

The Trust hereby agrees to deliver to the Servicer for servicing hereunder, and the Servicer agrees to provide the Services for, all Student Loans acquired or held by the Trust.

Section 2.02. Services

(A) The Servicer shall service, administer and make collections on the Serviced Loans in accordance with the terms hereof. The Servicer shall provide the services described in Schedule B hereto with respect to Serviced Loans.

(B) In performing the Services, the Servicer shall exercise commercially reasonable care and diligence and shall comply with the Program Requirements in all material respects.

(C) The parties expressly acknowledge that the Servicer shall have no obligation to give any notices to, comply with any requests or directions of, or otherwise be responsible for communicating or coordinating with any guarantor or surety of any Serviced Loans, except as the Servicer may specifically agree.

Section 2.03. Servicing Reports

(A) The Servicer shall provide via FTP and/or online self service to the Trust, the Secured Party and the Guarantor periodic Servicing Reports described in Schedule C hereto.

(B) The Servicer shall provide all Servicing Reports, at the Servicer’s election, either (i) by delivery to the Trust, the Secured Party, and/or the Guarantor, as the case may be, as provided in Section 6.08 hereof or (ii) by making such Servicing Reports available to the Trust, the Secured Party and/or the Guarantor, as the case may be, in electronic format (including on a server to which the Trust, the Secured Party or the Guarantor, as the case may be, is granted access).

(C) The parties to this Agreement shall comply with all Applicable Laws, including (without limitation) those relating to privacy and information security, in connection with the provision, receipt, storage, and use of the Servicing Reports.

(D) The Servicer agrees to provide a Data Dump as defined in Schedule C as of the end of each month on the first Business Day of the following month, provided that the failure to provide the Data Dump (as defined in Schedule C) by the 15th day of the month following the month to which such Data Dump relates shall (subject to Section 5.04(A) hereof) be a material failure for purposes of Section 1.01(AA)(2) hereof.

Section 2.04. Manner of Performance of Services

The Servicer shall be entitled to determine the manner in which the Services are accomplished and shall have the right to effect such changes or modifications to its equipment, computer programs, reports, procedures and techniques as it deems necessary or advisable without the consent of the Trust, the Secured Party, or the Guarantor; provided, however, that such determination, changes or modifications shall not abrogate or in any way modify the Servicer’s obligations under this Agreement (including with respect to the standard of care relating to the servicing of the Serviced Loans). The Servicer shall notify the Trust, the Secured Party and the Guarantor of any major systems modifications, such as replacing its hardware or software platforms.

Section 2.05. Safekeeping of Loan Documents

A copy of each Note and either originals, duplicate copies or other electronic documentation of all other material documents related to the Serviced Loans which are in the custody of the Servicer shall be maintained by the Servicer. The Servicer shall employ reasonable efforts, consistent with industry standards, to safeguard the Serviced Loan documentation from loss, damage or destruction due to fire, flood, theft, or other hazard. The Servicer shall execute backups of all of the electronic files relating to Serviced Loans to magnetic tape or other electronic media, and periodically rotate a copy of such electronic files to an off-site storage facility. Notwithstanding the foregoing, the Servicer may destroy physical loan documentation to the extent such destruction does not violate the Program Requirements, if adequate primary and back-up electronic records are maintained of such destroyed physical loan documentation to the extent required by the Program Requirements.

Section 2.06. Examination of Records

(A) The Trust, the Secured Party, the Guarantor, and their respective agents, auditors, and consultants (each of which is referred to herein as an “Examiner”) will have the right, at any time and from time to time (subject to the limits set forth in Section 2.06(B) below), during normal business hours, with at least five Business Days’ notice, to examine, audit, and copy any and all of the Servicer’s records or accounts pertaining to any Serviced Loan, including loan documentation, and to interview or consult with the Servicer’s officers and employees as it deems necessary to determine compliance with this Agreement. Any such examination or audit shall be at the expense of the party on whose behalf it is conducted.

(B) Except during the continuance of a Servicer Default, each of the Trust (and its agents, auditors and consultants), the Secured Party (and its agents, auditors and consultants), and the Guarantor (and its agents, auditors and consultants) shall be limited to a single such examination or audit in any calendar year.

(C) Prior to granting access as provided in Section 2.06(A), the Servicer may require that any Examiner sign an agreement containing the confidentiality provisions set forth in Section 6.02(E) hereof.

Section 2.07. Appointment as Agent

The Trust hereby appoints the Servicer as its agent (and, at such time if any, as the Secured Party becomes owner of a Serviced Loan, the Secured Party hereby appoints the Servicer as its agent) solely for endorsing and depositing negotiable instruments (checks, money orders, etc.) made payable to the Trust (or the Secured Party) but in the possession of the Servicer for the purpose of crediting Borrower accounts.

Section 2.08. Reports and Audits Relating to the Servicer

The Servicer shall provide to the Trust, the Secured Party and the Guarantor in the manner provided in Section 2.03(B):

By December 31 of each year, commencing 2012, a report prepared by independent certified public accountants selected by the Servicer, of a type II SSAE 16 audit.

Section 2.09. Additional Information and Actions

In addition to information otherwise required to be provided hereunder and actions otherwise required to be taken hereunder, from time to time upon request during the term of this Agreement, the Servicer shall submit such information and take such action as may be reasonably requested by the Trust, the Secured Party or the Guarantor to assure that the Serviced Loans are maintained in a proper and secure condition; provided, however, that if additional programming is required to provide such information, the party requesting such information shall pay for such programming at the rate set forth in Schedule A (unless such programming would otherwise be required to meet the standard of care set forth herein or for reports or processes integrated by the Servicer into its loan servicing generally), and as a condition to its obligation to provide such information, the Servicer shall be entitled to reasonable assurance of such payment (if applicable).

ARTICLE III

COMPENSATION

Section 3.01. Amount of Compensation

(A) The Trust shall pay or cause to be paid to the Servicer the fees and expenses specified in Schedule A hereto for the performance of the Services with respect to the Serviced Loans. The fees specified in Schedule A hereto shall remain fixed for the term of this Agreement, except as otherwise provided in subsection (B) below.

(B) If any of the Program Requirements are amended or otherwise changed (including any change in the interpretation or applicability of Applicable Laws) or if the Servicer agrees to perform additional services based upon the applicability or (in the case of laws that the Servicer has determined, based on the advice of counsel, are reasonably likely to be held to be applicable) potential applicability of other laws after the date of this Agreement so as to materially increase the costs or obligations of the Servicer in providing the Services hereunder, the Servicer shall be entitled to propose to the Trust, the Secured Party, and the Guarantor an amendment to this Agreement which would increase fees to offset the documented additional costs of complying with such amendment or change or performing such additional services, and if the parties are unable to agree upon such amendment within 60 days after the proposed amendment is sent to the Trust, the Secured Party, and the Guarantor, then the Servicer shall be entitled to terminate this Agreement upon 90 days’ prior written notice to the Trust, the Secured Party, and the Guarantor.

(C) The Servicer’s compensation for managing the collection of Defaulted Loans shall be the amount it retains from collections received with respect to the Defaulted Loans pursuant to Section 5.03(A).

Section 3.02. Statements

The Servicer shall send to the Trust and the Secured Party a billing statement for the fees, expenses, and other amounts due (including pursuant to Section 6.05 hereof) pursuant to this Agreement with respect to each month. The Servicer shall transmit each billing statement no later than ten Business Days before the 27th day of the following month; provided, however, that any delay in such mailing shall not relieve the Trust of its obligation to pay the fees due hereunder.

Section 3.03. Due Dates for Payments

(A) Except as provided in Section 3.03(B), the Trust shall pay the Servicer for Services rendered in each month on the 27th day of the following month (or, if such day is not a Business Day, on the next Business Day). If the Servicer has timely submitted its billing statement, then except as provided in Section 3.03(B), the Trust shall pay a late charge of 1.5% per month on any payment not received on such date until such amount is paid. The Servicer acknowledges that, for so long as the Indenture remains in effect and the applicable Serviced Loans remain subject thereto, such amounts shall be payable solely from amounts available therefor under the Indenture, including payments from the Guarantor required under the Guarantee Agreement (as defined in the Indenture).

(B) In the event of any good faith dispute by the Trust regarding any amount for the current billing period over $5,000 billed by the Servicer, the Trust may, by written notice to the Servicer detailing the grounds for the dispute, withhold payment of such disputed amount for a reasonable period pending resolution of the dispute, but shall pay the undisputed portion billed when and as due. Any amount in dispute that does not exceed $5,000 shall be paid as provided in Section 3.03(A). The parties will use best efforts to resolve any disputes within 90 days of the date payment would otherwise be due.

(C) Upon any termination of this Agreement, all fees, expenses, and other amounts owed to the Servicer hereunder shall become immediately due and payable.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.01. Representations and Warranties of the Servicer

The Servicer hereby represents and warrants that it is duly organized and validly existing as a limited liability company in good standing under the laws of the state of Delaware.

Section 4.02. Representations and Warranties of the Trust

The Trust hereby represents and warrants that it is duly organized and validly existing as a statutory trust in good standing under the laws of the state of Delaware.

Section 4.03. Representations and Warranties of Secured Party

The Secured Party hereby represents and warrants that it is duly organized and validly existing as a banking corporation in good standing under the laws of the state of New York, and is the duly qualified, appointed and acting trustee under the Indenture.

Section 4.04. Representations and Warranties of the Guarantor

The Guarantor hereby represents and warrants that it is duly organized and validly existing as a corporation in good standing under the laws of the state of Delaware.

Section 4.05. Mutual Representations and Warranties

Each party hereby represents and warrants to the others as follows:

(A) It has the corporate (or trust) power and authority to own its assets and carry on its business as contemplated by this Agreement, and to enter into, and perform in accordance with, the terms of this Agreement.

(B) It has, and its officers (or trustee) acting on its behalf have, the requisite corporate (or trust) authority to engage in the transactions contemplated by this Agreement, and the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of this Agreement do not and will not violate, conflict with or result in a breach of any of the terms, conditions or provisions of applicable law, its organizational and governing documents or any agreement or instrument to which it is a party or by which it is bound, or constitute a default thereunder; and it is not a party to or bound to any agreement or instrument or subject to any corporate (or trust) restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect its ability to perform its obligations under this Agreement.

(C) This Agreement constitutes a valid and binding obligation of such party, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, receivership, reorganization and other similar laws relating to creditors’ rights generally and to general principles of equity.

(D) It has obtained all consents, approvals, licenses, exemptions or authorizations of, or filings or registrations with, any government or governmental body which are required in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder, the failure to obtain which could materially and adversely affect its ability to perform its obligations under this Agreement.

(E) There is no pending action, suit, proceeding, inquiry or investigation with respect to which notice has been served upon it before any court, governmental or public entity or arbitrator against or affecting, directly or indirectly, it or any of its properties, which if adversely determined would have a material adverse effect on its ability to perform its obligations hereunder, and, to the best of its knowledge, no such action or proceeding has been threatened.

ARTICLE V

TERM AND TERMINATION

Section 5.01. Term of Agreement

Unless sooner terminated in accordance with the terms hereof, this Agreement shall remain in full force and effect with respect to all Serviced Loans from the date hereof until there are no Serviced Loans outstanding and the Trust has no further right or obligation to acquire beneficial ownership of Program Loans under the Program Loan Origination Agreement.

Section 5.02. Termination

(A) The Voting Party may terminate this Agreement, by written notice to the Servicer, (i) at any time after the occurrence and during the continuance of a Servicer Default or (ii) as provided in Section 5.04(A).

(B) The Servicer may terminate this Agreement as provided in Section 3.01(B) hereof.

(C) If (i) the Trust fails to pay or cause to be paid any fees or other amounts required under Article III as and when due, or (ii) the Trust or the Guarantor, as the case may be, fails to pay or cause to be paid any indemnity payment under Section 6.05(B) or (C) hereof when due, and such failure is not cured within 10 days after receipt by the Trust, the Secured Party, and the Guarantor of notice thereof, the Servicer may terminate this Agreement, by written notice to the Trust, the Secured Party, and the Guarantor.

(D) The Servicer may terminate this Agreement, on 180 days’ notice to the Trust, the Secured Party, and the Guarantor, if the Servicer ceases its third party loan collection servicing activities on an organization-wide basis.

(E) The Voting Party may terminate this Agreement by 30 days’ written notice to the Servicer, or the Servicer may terminate this Agreement by 30 days’ written notice to the Trust, the Secured Party, and the Guarantor, upon the conditions specified in Schedule F.

Section 5.03. Termination with Respect to Specific Loans

(A) This Agreement shall cease to apply with respect to a Serviced Loan when such Serviced Loan is paid in full or becomes a Defaulted Loan; provided, that the Servicer shall assign to one or more collection agencies any such Defaulted Loan, shall continue to account for such Defaulted Loan, and shall transfer to the Secured Party an amount equal to 73.5% of the gross amount received (prior to reduction for collection agency fees) with respect to such Defaulted Loan (and shall retain the balance as its compensation for collection and management of collection of, and accounting for, Defaulted Loans).

(B) The Trust may elect that this Agreement cease to apply with respect to Defaulted Loans, upon 90 days written notice to the Servicer, at any time. In such event (and thereafter when Serviced Loans become Defaulted Loans), the Servicer shall provide to the Servicing and Collections Advisor, or such other Person as the Trust may direct, the electronic files maintained by the Servicer on its recovery system and the physical files relating to the Defaulted Loans, and to the extent the Servicer does not provide any documentation related to such Defaulted Loans, the Servicer shall continue to comply with Section 2.05 hereof with respect to such Defaulted Loan documentation.

Section 5.04. Impossibility of Performance; Disaster Recovery Plan

(A) If the Servicer is rendered unable, wholly or in part, by a force outside of its control (including but not limited to acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, fire, communication line or power failure, earthquakes or other disasters) to carry out its obligations under this Agreement, the Servicer shall give to the Trust, the Secured Party, and the Guarantor prompt written notice to that effect. Thereupon, the affected obligations of the Servicer shall be suspended so long as the Servicer is unable to so perform any affected obligation; provided, however, the Voting Party may terminate this Agreement if such inability or suspension continues for more than one week and results in a failure by the Servicer to perform its basic functions under this Agreement.

(B) The Servicer will maintain a disaster recovery plan, which is designed to achieve, within commercially reasonable parameters, the continuous operation, and in the event of a material interruption, the recovery of all material business functions needed to meet the Servicer’s obligations under this Agreement. The Servicer’s disaster recovery plan will include, at a minimum, procedures for back-up and restoration of operating and administrative equipment and computer systems; procedures and third party agreements for replacement equipment (e.g., computer systems) and procedures and third party agreements for off-site production facilities. The Servicer will provide the Trust, the Secured Party, and the Guarantor with a disaster recovery plan summary and test results of such plan no less frequently than on an annual basis and will make its disaster recovery plan available for the Trust’s, the Secured Party’s and the Guarantor’s review at Servicer’s site upon reasonable request, at no charge. If any event described in Section 5.04(A) occurs, the Servicer shall service the Serviced Loans in the same manner as it services other private student loans pursuant to the Servicer’s business continuity and disaster recovery plan.

Section 5.05. Deconversion Services

(A) Upon the expiration or termination of this Agreement, the Servicer shall provide the Deconversion Services.

(B) The Deconversion Services shall be provided at the Servicer’s sole cost and expense, unless this Agreement is terminated by the Servicer as provided in Section 5.02(B) or (C) hereof, or by the Voting Party as provided in Section 5.02(E) hereof. In any of the cases set forth in the preceding sentence, the Deconversion Services shall be at the Trust’s cost as provided in Schedule A. The Servicer shall have no obligation to provide the Deconversion Services in such case unless it shall have reasonable assurance that it will be paid for such Deconversion Services in accordance with the terms hereof.

Section 5.06. Forwarding of Payments

After termination of this Agreement pursuant to Section 5.02 or termination with respect to Defaulted Loans pursuant to Section 5.03 (B), the Servicer shall forward to the Secured Party payments received with respect to Student Loans that were formerly Serviced Loans, promptly upon Servicer’s determination that the payments relate to such Student Loans.

ARTICLE VI

MISCELLANEOUS

Section 6.01. Limited Agency Powers

The Servicer is an independent contractor and is not, and will not hold itself out to be, the agent of the Trust, the Lender Trustee, the Secured Party, or the Guarantor except with respect to the limited agency powers specifically provided herein.

Section 6.02. Confidentiality; Trade Secrets and Proprietary Information

(A) This Agreement is considered confidential information of each party and shall not be copied or disclosed by any party to anyone other than employees, officers, directors, counsel, accountants and agents whose responsibilities require such disclosure, to affiliates and potential purchasers of such party, to any governmental agency having supervision over such party, to the Owner Trustee, and investors in the notes issued under the Indenture or as otherwise required by law, without the express written consent of the other parties.

(B) Except as provided in this Section 6.02(B), the Servicer (i) will use the Customer Information solely for the purpose of performing its duties and exercising its rights under this Agreement, (ii) will not use the Customer Information for any other purpose, and (iii) will not disclose or communicate the Customer Information, directly or indirectly, to any third party except as may be necessary or appropriate for the performance of its duties and the exercise of its rights hereunder. The Servicer further agrees that, except as described in this Section 6.02(B), the Customer Information will be disclosed only to such of its employees, agents and contractors who need access to the Customer Information for the purposes described above. The foregoing shall not restrict the Servicer’s use of Customer Information in connection with, or relating to (1) persons who have become “consumers” (within the meaning of the Gramm-Leach-Bliley Act) of the Servicer or (2) data gathering and analysis done by the Servicer regarding loan repayment that does not contain individual borrowers’ nonpublic personal information.

(C) The Servicer shall implement and maintain information security measures to protect against unauthorized access to or use of Customer Information, and meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information, Final Rule (12 C.F.R. Part 30, Appendix B), and the Federal Trade Commission’s Standards for Safeguarding Customer Information (16 C.F.R. part 314), including without limitation: (i) access controls on information systems; (ii) access restrictions at physical locations containing Customer Information; (iii) encryption of electronic Customer Information communicated via CommonLineSM, secure connections for website access, and with respect to other transmissions by the Servicer of Customer Information compliance with the Servicer’s safeguards program as communicated to the Trust, the Secured Party, and the Guarantor from time to time; (iv) monitoring systems and procedures to detect attempts to access servers on which Customer Information resides; (v) measures to protect against destruction, loss or damage of Customer Information due to potential environmental hazards such as fire and water damage or technological failures; (vi) testing of key controls, systems and procedures; and (vii) monitoring the information security policies of any of its subcontractors that are provided with Customer Information.

(D) The Trust, the Secured Party, and the Guarantor hereby acknowledge that all materials, procedures, written instruments, files and records (except specific Borrower files and records) developed by the Servicer in connection with the Services and the performance of its other obligations hereunder are and shall be treated as proprietary in nature. Neither the Trust, the Secured Party, nor the Guarantor shall have or acquire any proprietary or any other right whatsoever in any such materials, procedures, written instruments, files, or records developed by the Servicer.

(E) Subject to any disclosure obligation imposed by law or regulation, any examinations or audits of the Servicer conducted under Section 2.06, any financial statements or other information of the Servicer provided under Sections 2.08 or 2.09, any business continuity and disaster recovery plan of the Servicer, any other information disclosed by or on behalf of the Servicer in connection herewith or therewith, and any copies of documents made or other documents generated in connection herewith or therewith, shall be treated as confidential by the Trust, the Secured Party, the Guarantor, and each Examiner and used only for the purpose of managing and administering the Serviced Loans and determining compliance by the Servicer hereunder. No documents or information provided in connection therewith shall be delivered by the Trust, the Secured Party, the Guarantor, or the Examiner to any third party other than the Trust’s, the Secured Party’s or the Guarantor’s accountants, attorneys, or other professional advisors (in each case, which has agreed in writing for the Servicer’s benefit to be bound by confidentiality provisions set forth in this Section 6.02) or governmental agencies having jurisdiction over the Trust or the Secured Party. The Trust, the Secured Party, the Guarantor and each Examiner will adopt procedures and safeguards to protect against unauthorized disclosure of such documents or information, and shall, at a minimum, exercise the same standard of care to protect the Servicer’s confidential or proprietary documents and information from unauthorized disclosures as is used to protect its own confidential or proprietary documents and information from unauthorized disclosure.

Section 6.03. Amendments; Entire Agreement; Prior Agreements

(A) This Agreement may not be amended or modified in any respect except by an instrument in writing signed by each party to be affected thereby and communicated in accordance with Section 6.08 hereof regarding notices and as otherwise provided in this Agreement.

(B) This Agreement shall be the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior written or oral agreements, representations, statements, negotiations, and undertakings among any of the Servicer, the Trust, the Secured Party and the Guarantor with respect to the Services. In the event of an inconsistency between the provisions of the Schedules attached hereto and the provisions of Articles I through VI of this Agreement, the Schedules shall prevail.

Section 6.04. Assignment and Subcontracting

(A) Except as provided in subsection (B), (C), (D) and (E) below, this Agreement may be assigned by any party only with the consent of the other parties.

(B) The Servicer may assign its rights to receive payments under this Agreement and/or may subcontract its obligations hereunder without the consent of the Trust, the Secured Party, or the Guarantor; provided, however, that (except as provided in subsection (C) below) unless the Trust, the Secured Party, and the Guarantor have otherwise agreed, the Servicer (i) shall not subcontract its obligations in their entirety, (ii) shall not subcontract its management and oversight of servicing operations, and (iii) shall remain responsible for the performance of all of the Services with respect to the related Serviced Loans in accordance with the standards set forth herein.

(C) The Servicer may, without the consent of the Trust, the Secured Party, or the Guarantor, assign its rights under this Agreement to an affiliated entity; provided, however, that unless the Trust, the Secured Party, and the Guarantor have otherwise agreed, Access Group, Inc. shall remain responsible for the performance of its duties hereunder.

(D) Subject to the restrictions in the Indenture and the Trust Agreement, the Trust may assign its rights hereunder to an assignee of Serviced Loans that assumes the related obligations of the Trust hereunder.

(E) The Servicer acknowledges that the Trust will assign its rights hereunder to the Secured Party, as collateral security to secure the payment of the Trust’s notes issued under the Indenture. The Secured Party agrees that it shall, upon foreclosure upon any such collateral security, assume (or cause any assignee of the Serviced Loans or the rights of the Trust hereunder to assume) the related obligations of the Trust hereunder.

(F) All covenants and agreements herein contained shall extend to and be obligatory upon all assigns and successors of the respective parties hereto.

Section 6.05. Indemnity

(A) Servicer Indemnification. The Servicer agrees to indemnify and hold the Trust, the Secured Party, and the Guarantor and their respective directors, officers, employees and agents harmless of, from and against any and all loss, liability, cost, damage or expense, including reasonable attorneys’ fees and disbursements (collectively, “Damages”), resulting from any misrepresentation, any breach of warranty, or non-fulfillment of any agreement or covenant on the part of the Servicer under this Agreement.

The Servicer assumes no responsibility or liability for the failure of:

(1) any originator or servicer (in either case, other than the Servicer) to exercise reasonable care or due diligence in making or servicing a Serviced Loan prior to the Servicer assuming responsibility for providing Services with respect to such Serviced Loan;

(2) any Borrower or co-signer to repay a Serviced Loan; provided, however, that with respect to any former Serviced Loan that has been deconverted in connection with the termination of this Agreement pursuant to Section 5.02, the Servicer’s indemnification obligation shall apply to the amount of any loss of the legal right to collect, or reductions in any amounts payable on or with respect to, such former Serviced Loan that result, directly or indirectly, from the Servicer’s failure to provide any Data Dump, as provided in Section 2.03(D) hereof, or the Deconversion Services, as provided in Section 5.05 hereof, to the extent such loss or reductions result from the application of Applicable Law to such former Serviced Loan, as serviced by a successor servicer;

(3) the terms and conditions of any Serviced Loan or the Program Guidelines to comply with applicable law; or

(4) any Truth-in-Lending disclosure to comply with the Federal Truth-in-Lending Act or Regulation Z unless the Originating Lender has provided, and the Servicer fails to comply with, express instructions concerning completion of the notice.

(B) Trust Indemnification. The Trust agrees to indemnify and hold the Servicer and its directors, officers, employees and agents harmless of, from and against any and all loss, liability, cost, damage or expense, including reasonable attorneys’ fees and disbursements (collectively, “Costs and Damages”), resulting from:

(1) Any failure of the Trust to pay the fees and expenses provided for under Article III hereof;

(2) Any breach by the Trust or the Secured Party of their respective obligations hereunder;

(3) Any violation of the Fair Debt Collection Practices Act or other borrower or consumer protection laws based in whole or in part on collection activities conducted by any insurer or guarantor (which terms do not include the Guarantor) of a Serviced Loan or Defaulted Loan (including the Servicer’s failure to comply with instructions provided to any such other party by or on behalf of a Borrower); or

(4) The Servicer’s performance of the Services hereunder (including, without limitation, any Costs and Damages arising from the Servicer being made a defendant in or being required to appear in any legal action or other proceeding relating to the Serviced Loans or Defaulted Loans), except to the extent arising from the Servicer’s (i) negligence, (ii) willful misconduct, or (iii) breach of the terms of this Agreement (including its obligation to comply with the Program Requirements).

(C) Guarantor Indemnification. The Guarantor agrees to indemnify and hold the Servicer and its directors, officers, employees and agents harmless of, from and against any Costs and Damages, resulting from:

(1) Any breach by the Guarantor of its obligations hereunder; or

(2) Any violation of the Fair Debt Collection Practices Act or other borrower or consumer protection laws based in whole or in part on collection activities conducted by the Guarantor or any School, or their respective agents (including the Servicer’s failure to comply with instructions provided to any such other party by or on behalf of a Borrower that have not been provided to the Servicer by or on behalf of such Borrower).

(D) Indemnification Conditioned. Notwithstanding the foregoing in this Section 6.05, the obligation of any party to indemnify and hold harmless any other party as an indemnified party is expressly conditioned on such indemnified party fully satisfying all of the following conditions: (i) providing the indemnifying party with prompt, written notice of any such Damages, or any claim that could result in any such Damages (provided that failure to provide notice will not relieve an indemnifying party of its obligations under this Section 6.05 except to the extent the indemnifying party is prejudiced by such failure) and (ii) cooperating fully with the indemnifying party and its legal representatives in the investigation and defense of any and all such claims. The indemnified party shall have the right to employ separate counsel at its own expense to participate in the defense of any action with respect to which such party is indemnified. The indemnifying party shall not compromise any claim subject to indemnification if such compromise requires anything other than the payment of money, without the prior written consent of the indemnified party.

(E) Liability Limited. Notwithstanding the foregoing in this Section 6.05:

(1) In no event shall any party be liable for any special, consequential, exemplary or punitive damages with respect to any matter whatsoever arising out of this Agreement; provided that the foregoing shall not relieve any party of its obligation to indemnify another party against any such damages awarded to a third party.

(2) It is expressly understood and agreed by the parties to this Agreement that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware not in its individual or personal capacity but solely in its capacity as trustee under the Trust Agreement on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it as trustee under the Trust Agreement, subject to the protections, indemnities and limitations from liability afforded to the Owner Trustee thereunder; (b) the representations, warranties, covenants, undertakings, agreements and obligations by the Trust are made and intended not as personal representations, warranties, covenants, undertakings, agreements and obligations by the administrator of the Trust under the Administration Agreement, or the Owner Trustee, but are made and intended for the purpose of only binding the Trust; (c) nothing contained herein shall be construed as creating any liability on such administrator or the Owner Trustee, individually or personally, to perform any expressed or implied covenant, duty or obligation of the Trust of any kind whatsoever contained herein; and (d) under no circumstances shall such administrator or the Owner Trustee be personally liable for the payment of any fees, costs, indebtedness or expenses of any kind whatsoever or be personally liable for the breach or failure of any obligation, representation, agreement, warranty or covenant whatsoever made or undertaken by the Trust hereunder.

Section 6.06. Insurance

The Servicer will, at all times during the term of this Agreement and at its own expense, cause to be carried and maintain in full force and effect insurance in such amounts and with such terms as follow:

(i) comprehensive general liability with limits not less than $1 million per occurrence and $2 million annual aggregate ($3 million annual aggregate commencing May 1, 2012), with coverages to include contractual liability, personal injury and advertising injury;

(ii) statutorily required worker’s compensation;

(iii) employer’s liability of $1 million per employee/occurrence;

(iv) crime liability of $500,000 per occurrence ($2 million commencing May 1, 2012);

(v) umbrella liability with limits not less than $3 million per occurrence and aggregate ($10 million commencing May 1, 2012);

The Servicer will provide certificates of insurance to the Trust, the Secured Party and the Guarantor evidencing compliance with the above requirements at the time of execution of this Agreement and, upon request, on an annual basis thereafter as the policies renew or expire.

Section 6.07. Governing Law

This Agreement shall be interpreted under and governed by the laws of the State of Delaware, without regard to conflict-of-laws rules.

Section 6.08. Notices

Notices, requests or demands which may or are required to be given by any party hereunder shall be in writing or by e-mail and shall be deemed to have been properly given upon actual receipt or (i) seventy-two (72) hours after being sent by certified mail, return receipt requested, (ii) forty-eight (48) hours after being sent by national overnight courier, or (iii) upon receipt by the sender of electronic or oral confirmation of receipt of an e-mail message by the intended recipient.

All such notices and other items required to be delivered hereunder shall be addressed as follows:

If intended for the Trust or the Owner Trustee:

c/o Deutsche Bank Trust Company Delaware

1011 Centre Road, Suite 200

Wilmington, Delaware 19805

Attention: Elizabeth B. Ferry

Telephone: (302) 636-3392

Facsimile: (302) 636-3399

Email: elizabeth.b.ferry@db.com

With a copy to:

Deutsche Bank Trust Company Americas

c/o Deutsche Bank National Trust Company

100 Plaza One

Jersey City, New Jersey 07311

Attention: Susan Barstock

Telephone: (201) 593-8421

Facsimile: (212) 553-2458

Email: susan.barstock@db.com

And a copy to:

Access Group, Inc.

Attention: Vice President Portfolio Management

5500 Brandywine Parkway

Wilmington, Delaware 19803

Telephone: (302) 477-4071

Facsimile (302) 477-4032

Email: pquigley@accessgroup.org

If intended for the Secured Party:

Deutsche Bank Trust Company Americas

c/o Deutsche Bank National Trust Company

100 Plaza One

Jersey City, New Jersey 07311

Attention: Susan Barstock

Telephone: (201) 593-8421

Facsimile: (212) 553-2458

Email: susan.barstock@db.com

If intended for the Servicer:

First Associates Loan Servicing, LLC

15090 Avenue of Science

San Diego, CA 92128

Attention: Laurence Chiavaro

Executive Vice President

Telephone: (858) 451-2444

Facsimile: (858_ 451-0022

Email: lchiavaro@1stassociates.com

If intended for the Guarantor:

ITT Educational Services, Inc.

Attention: Chief Financial Officer

13000 N. Meridian Street

Carmel, Indiana 46032

Telephone: (317) 706-9200

Facsimile: (317) 706-9254

Email: dfitzpatrick@ittesi.com

Any party may change the address to which communications to it are to be sent by notice to the other parties given as aforesaid.

Section 6.09. Severability

Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or lack of authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

Section 6.10. Survival

All covenants, agreements, representations, warranties and indemnities contained in this Agreement shall survive the termination of this Agreement as covenants, agreements, representations, warranties and indemnities for any occurrence or failure occurring during the term of this Agreement.

Section 6.11. Waiver of Rights

No failure by any party to exercise, or any delay in exercising, and no course of dealing with respect to any right of such party or any obligation of any other party under this Agreement shall operate as a waiver thereof, unless, and only to the extent, agreed to in writing by such party. Any single or partial exercise by any party of its rights shall not preclude such party from any other or further exercise of such right or the exercise of any other right. Any single or partial waiver by any party of any obligation of any other party under this Agreement shall constitute a waiver of such obligation only as specified in such waiver and shall not constitute a waiver of any other obligation.

Section 6.12. Cumulative Remedies

No remedy by the terms of this Agreement conferred upon or reserved to the Servicer, the Trust, the Secured Party, or the Guarantor is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity or by statute on or after the date of this Agreement including, without limitation, the right to such equitable relief by way of injunction, to prevent the breach or threatened breach of any of the provisions of this Agreement or to enforce the performance hereof.

Section 6.13. Certain References Ineffective After Transfer or Discharge

(A) References to Trust Agreement. References herein to the Trust Agreement shall be of no further force and effect to the extent that the Trust is no longer the owner of Serviced Loans. In such event, this Agreement shall be construed without regard to those references.

(B) References to Indenture and Secured Party. References herein to the Indenture, the Secured Party, and the Guarantor shall be of no further force and effect to the extent the Trust’s obligations under the Indenture shall have been discharged as provided in the Indenture. In such event, this Agreement shall be construed without regard to those references.

Section 6.14. Headings

The Article and Section headings contained in this Agreement are for convenience only and shall not be deemed part of this Agreement.

Section 6.15. Execution in Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed to constitute but one and the same instrument.

Section 6.16. Certain Activities in U.S. Only

The Servicer will perform all Services hereunder that involve communications with a Borrower or a School from locations in, and by employees or agents located in, the United States, except in the case of Services with respect to a Borrower whose residence is located outside the United States.

Section 6.17. Bankruptcy Non-Petition

Neither the Servicer, the Secured Party, nor the Guarantor will at any time institute against the Trust any bankruptcy proceeding under any United States federal or State bankruptcy or similar law in connection with any obligations of the Trust under this Agreement; provided, that nothing in this Section shall preclude any party hereto from taking any action in any case or proceeding voluntarily filed or commenced by the Trust or in any involuntary proceeding filed or commenced against the Trust by any other person.

IN WITNESS WHEREOF, the Servicer, the Trust, the Secured Party and the Guarantor have executed this Agreement as of the date and year first above written.

FIRST ASSOCIATES LOAN SERVICING, LLC

By:		/s/ Laurence Chiavan
Laurence Chiavan, Executive Vice President

PEAKS TRUST 2009-1

By:		Deutsche Bank Trust Company Delaware, not in its individual capacity, but solely as trustee under the Trust Agreement

	By:	/s/ Susan Barstock
Susan Barstock
Attorney-in-fact

	And:	/s/ Ellen Jean-Baptiste
Ellen Jean-Baptiste
Attorney-in-fact

DEUTSCHE BANK TRUST COMPANY AMERICAS, as indenture trustee under the Indenture

By:		Deutsche Bank National Trust Company

By:		/s/ Susan Barstock
Susan Barstock
Vice President

And:		/s/ Ellen Jean-Baptiste
Ellen Jean-Baptiste
Associate

ITT EDUCATIONAL SERVICES, INC.

By:		/s/ Kevin M. Modany
12/2/11
Kevin M. Modany, Chairman and CEO

[Signature Page to Agreement for Servicing Private Student Loans]

SCHEDULE A

FEE SCHEDULE

Basic Servicing Fee: 1.025% per annum, based on the aggregate principal balance, as of the last day of the month, of (1) the Serviced Loans (which shall not include Defaulted Loans); and (2) the Student Loans (or portions thereof) in which the Trust owns a 100% participation interest as provided in the Program Loan Origination Agreement. The Basic Servicing Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

Deconversion fees shall be $25 per Borrower; provided that if the Agreement is terminated by the Voting Party pursuant to Section 5.02(E) hereof, the Trust will, in lieu of deconversion fees, pay the Servicer’s actual costs and expenses (as described in reasonable detail on submitted invoices) in connection with deconversion, up to a maximum amount of $500,000.

Additional activities, including development of additional reports, may be provided and billed as agreed upon between the parties. Programming will be billed at $125 per hour.

A-1

SCHEDULE B

SERVICES

The Servicer shall provide the following Services:

1.	Receive and load electronic loan data onto the Servicer’s servicing system. Create and maintain electronic files and records pertaining to the Serviced Loans.

2.	Update enrollment data, including by periodic monitoring of, and receipt of data from, the clearinghouse; convert Serviced Loans to Repayment in accordance with Program Guidelines.

3.	After the Interim Period for a Serviced Loan ends, (i) establish a Repayment Schedule for such Serviced Loan consistent with the Note terms, and (ii) (subject to Section 6.05(A)(4) hereof) send to the Borrower a Truth-in-Lending repayment disclosure (to the extent required by the Truth-in-Lending Act).

4.	Calculate and apply origination fee (if any) and interest rate as in effect at any given time, capitalize interest on a monthly basis when applicable, and recalculate monthly payment amounts on a quarterly basis during the Repayment Period, all pursuant to the Program Guidelines.

5.	Grant Forbearance Periods to Borrowers consistent with the Program Guidelines.

6.	During Repayment, provide monthly billing statements to Borrowers for principal and interest due.

7.	Respond to inquiries and communications from Borrowers, Schools, the Trust, the Secured Party, the Lender Trustee and the Guarantor, and communicate with Borrowers, Schools, the Trust, the Secured Party, the Lender Trustee, the Guarantor and others to the extent necessary to appropriately provide Services. Provide telephone and internet customer service options for Borrowers.

8.	Process Borrower payments on Serviced Loans promptly, and set up automatic bank account debit loan payments upon Borrower request.

9.	Remit payments received (net of any reversals) on Serviced Loans to the Secured Party (or the assignee of the Serviced Loan) within three Business Days after receipt or such longer period as may be permitted by the Secured Party (or the assignee of the Serviced Loan).

10.	Prepare and send Internal Revenue Service Forms 1098 to Borrowers for which tax documentation is provided in connection with their Serviced Loans.

11.	Perform collection calls and send delinquency notifications to delinquent Borrowers in accordance with the Program Guidelines.

12.	Provide skip tracing activities in accordance with the Program Guidelines.

B-1

13.	Report repayment performance to credit reporting agencies in accordance with the Program Guidelines.

14.	Send annual privacy policy notices on behalf of the Trust.

15.	Other services specified to be performed by the Servicer (but not the Origination Agent) in the Program Guidelines.

B-2

SCHEDULE C

REPORTS

Item	Report Name	Report Description	Dissemination Method	Frequency

1	Principal Reconcile - Lender Summary (Accrual Summary Report)	The Principal Reconcile reports are used to reconcile the beginning and ending portfolio current principal balances (as reported by the loan records) to the monetary activity (as reported by the loan history records).	Online Self Service	Monthly

2	Interest Reconcile - Lender Summary (Accrual Summary Report)	The Interest Reconcile reports are used to reconcile the beginning and ending portfolio current Borrower interest balances (as reported by the loan records) to the monetary activity (as reported by the loan history records).	FTP and/or Online Self Service	Monthly

3	Fees Reconcile - Lender Summary (Accrual Summary Report)	The Fees Reconcile report is used to reconcile the beginning and ending portfolio current fees balances (as reported by the loan records) to the monetary activity (as reported by the loan history records).	Online Self Service	Monthly

4	Disbursement Cancellation Report	The Disbursement Cancellations Report is a detailed list of the disbursements that were cancelled during the selected time period.	FTP	Monthly

5	Servicing Extract (“Data Dump”)	This report is a data snapshot of all Borrower Program Loans loans for Originating Lender Borrowers serviced by the Origination Processor; includes data pertaining to loan principal, interest accrual, payments (dates, amount, schedule, etc.).	Online Self Service and FTP	Monthly

6	Collections Detail Loan Report	This report lists loans in a delinquent status grouped by the different delinquency buckets (30 days, 60 days, 90 days, etc.).	Online Self Service	Monthly

7	Daily Activity File	A daily activity file at the transactional loan level that includes payments, disbursements, write-offs, capitalizations, interest accruals, and any other monetary activity that affects the balance of the loan	FTP	Daily

8	Weekly Balance File	A weekly balance loan level file that includes the outstanding principal / refund, interest, and fee(s) balance at the end of each week.	FTP	Weekly

C-1

SCHEDULE D

DECONVERSION SERVICES

Upon the occurrence of any event triggering Deconversion Services under the terms of the Agreement, the Servicer shall provide reasonable cooperation and assistance in transferring, to the entity designated by the Trust, those records and documents maintained by the Servicer in connection with the provision of Services with respect to the Serviced Loans being deconverted (or reports with respect thereto); provided that the Servicer shall not be obligated to forward any record or document in which it asserts proprietary rights or which relates to loans other than the Serviced Loans being deconverted. All records and documents shall be transferred in such medium as may be required under any applicable Program Requirements and not inconsistent with the Servicer’s private student loan servicing guidelines and all reports shall be in such detail as may be required under any applicable Program Requirements and not inconsistent with the Servicer’s private student loan servicing guidelines.

The Servicer shall use commercially reasonable efforts to provide records that are transferable in an electronic form maintained by the Servicer within 90 days after the triggering date and to provide paper records within a reasonable time (not to exceed 180 days) after the triggering date.

D-1

SCHEDULE E

PROGRAM GUIDELINES

E-1

Program Guidelines

PEAKS Private Student Loan Program

December 10, 2011

“Pre TILA Transition Date”

1)	General Provisions

a) Purpose

A PEAKS Private Student Loan is a Loan designed to meet the higher education financing needs of U.S. citizens or eligible noncitizens enrolled in associate, undergraduate or graduate programs of study, who are attending a school (“ITT ESI School”) owned and operated by ITT Educational Services, Inc. (“School”).

Unless otherwise noted, Access Group will be responsible for executing the loan origination (Origination Agent) functions contained in these Program Guidelines. The Access Group will be entitled to assume the accuracy of all information provided by the applicant, the Clearinghouse, the credit bureau and the School (including representatives of an ITT ESI School). Unless otherwise noted, and on and after the effective date of the Agreement for Servicing Private Student Loans as executed by First Associates Loan Servicing, LLC and others, First Associates (Servicer) will be responsible for the loan servicing functions contained in these Program Guidelines. First Associates will be entitled to assume the accuracy of all information provided to it by Access Group, the Program Applicant, the Clearinghouse, the credit bureau and the School.

These Guidelines do not include procedural changes for compliance with Title X regulation which is required by February 14, 2010. It is acknowledged by all parties that application processing, note form and disclosure will be affected by the implementation of the new regulation.

b) Applicability of Program Guidelines

These Program Guidelines apply to Loans made under the PEAKS Private Student Loan Program applied for prior to 2/12/2010.

c) Forms

In the Private Education Loan Origination and Sale Agreement, the Originating Lender has approved the forms attached here to as exhibits 7-12. The Origination Agent may use other or additional forms as necessary or appropriate in connection with its collection, review and disposition of application data, and may make revisions to the attached forms that do not affect compliance with consumer protection law.

2)	Definitions (Defined Terms)

See Addendum B for a list of defined terms. Capitalized terms not defined in these Program Guidelines will have the meanings assigned in other applicable documents, such as the Private Education Loan Origination and Sale Agreement (the “Origination Agreement”) or the Application and Loan Agreement. Any conflict between these terms will be governed by the respective Agreement.

3)	Borrower and School Eligibility Requirements

a)	PEAKS Private Student Loan Borrower Eligibility

In order to borrow a Loan, a Borrower must be eligible under the following Program underwriting guidelines established by the Originating Lender:

i)	ITT ESI Schools will certify in the Loan Certification process that the School has received an Institutional Student Information Report from the U.S. Department of Education for each Borrower.

ii)	Borrower must be enrolled or accepted for enrollment at least half-time (based on ITT ESI School criteria) at, or have graduated from, an ITT ESI School, as certified by the ITT ESI School. If the Borrower is accepted for enrollment, the applicable academic period must begin no later than 120 days after the Application date, based upon the school certification. If the Borrower has graduated, the graduation date must be no earlier than 120 days prior to the Application date. Former ITT ESI School students who did not graduate (e.g., dropped out of school) are not eligible for the PEAKS Loan. The applicable ITT ESI School will be responsible for determining this eligibility and will confirm through the loan certification process.

iii)	Borrower must have completed by the Application date a minimum of 20 quarter credit hours (or the equivalent) of credit for college level courses. ITT ESI Schools will be responsible for determining this eligibility and will confirm through the Loan certification process.

iv)	Borrower must be at least the following age, based on the Borrower’s current address as set forth in the Loan Application:

(1)	Alabama	19
(2)	Nebraska	19
(3)	Puerto Rico	21
(4)	All Other U.S. Locations	18

v)	Borrower must electronically execute the Application and Loan Agreement for the Program.

vi)	Borrower must have a U.S. address and possess a U.S. Social Security number.

vii)	Borrowers must successfully meet OFAC (Office of Foreign Asset Control) screening requirements. Access Group will perform the name verification check that is outlined in the OFAC procedure in Addendum C.

viii)	Borrower must meet the Borrower credit criteria (detailed in section 6 of this document) of the Program.

b)	PEAKS Private Student Loan School Eligibility

All Title IV eligible ITT ESI Schools located in the United States and its territories are eligible to participate in the PEAKS Private Student Loan Program.

4)	Loan Period

Individual Borrowers may request funds for prior and current Loan Periods at the same time. In these situations a single Application and, if approved, a single Loan will be made. In the event that the proceeds of a Loan will be utilized to refinance amounts due with respect to a prior academic year or portion thereof and a current or upcoming academic year or portion thereof, the “Enrollment Period” field on the Loan Application and the “Loan Period” field on the School Certification should be completed with the current or upcoming academic year or portion thereof.

5)	Application Overview

This section contains an overview of the loan process. Further detail is found in subsequent sections of this document. Any changes to the following forms, or the method or timing of their completion, must be approved by the Originating Lender prior to implementation:

•	Application

•	Loan Agreement

•	School Certification

•	Truth In Lending Disclosure Statements

•	Adverse Action Letters

The Application process will be hosted by the Access Group Loan Servicing Website.

Borrowers will submit completed applications to the Originating Lender using the Access Group website and will sign the Application and Loan Agreement electronically. A paper application process is not contemplated. All documentation that is sent to Program Applicants after receipt of the Application and Loan Agreement will be sent by Access Group to the Program Applicants by mail or electronically to the extent permitted by law.

Access Group on behalf of the Originating Lender will attempt to obtain a credit report for all Program applicants and underwrite the loan application. The credit report, or the notification from the credit bureau that a credit report does not exist, will be maintained in the Application file.

The Borrower will be notified of credit approval within 30 days based on the Borrower Credit Criteria outlined below, or an adverse action notice will be sent within 30 days, as required by applicable law.

Applicant will receive communications regarding any incomplete application status. Within 30 days of the Application date a letter will be sent to the Borrower notifying the Borrower of the incomplete status and indicating that the Loan will be declined for incomplete information if the required information is not provided within 120 days of the date Access Group completed the credit review process.

A FICO credit score for each applicant will be requested; the credit score will be maintained as part of the application file and used to assign each application a pricing tier.

The Originating Lender will disburse loan proceeds in accordance with the Origination Agreement and will provide interim Truth In Lending Disclosure statements to each borrower at the time of the first disbursement. The interim Truth in Lending Disclosure statement required fields will be calculated using methods approved by the Originating Lender. The Originating Lender’s Privacy policy, attached as Addendum E, will be mailed to borrower with the interim Truth In Lending Disclosure statement.

Once disbursed, the loan will be transferred to a loan servicing system and borrower documentation will be maintained as provided in these guidelines.

6)	Borrower Credit Criteria

Applicants must either

a)	Meet the following credit criteria, based upon information contained in the credit report:

i.	No filed bankruptcy, discharged bankruptcy or foreclosure within 24 months before the Loan Application date, and

ii.	No judgments, charge-offs, collections, liens, or repossessions in an aggregate amount of more than $2,500.00 excluding medical related accounts, within 24 months before the Loan Application date, and

iii.	No record of a student loan default, unless the default has been paid in full.

or

b)	Have been extended credit through the School “Temporary Credit” Program and have not had a filed or discharged bankruptcy within the 24 months preceding the Loan Application date, based upon information contained in the credit report.

i.	School will provide a file identifying all Temporary Credit recipients.

ii.	Access Group will use this information to review all applications that would otherwise be denied for any denial reason, except for bankruptcy, outlined by section a) above within 5 Business Days.

or

c)	Have no credit history with the credit bureau.

An approved credit decision expires if the Loan is not first funded within 120 days from the date the credit decision was made. If the Loan isn’t funded within 120 days, Access Group will send an adverse action notification to the borrower. If the applicant desires to complete the loan, a new Application must be created.

7)	Credit Decision Appeals

•	The applicant may appeal a denied credit decision through written correspondence, according to the Reconsideration Policy and Procedures attached as Addendum D.

8)	Terms and Conditions of Loans

Table of PEAKS Private Student Loan Borrower Pricing Tiers

Pricing for each loan is based on the Borrower’s FICO score*:

Tier	AGI Tier Code	FICO Score	Interest Rate Margin	Origination Fee
1	600	790+	+ 1.5%	0%
2	601	720-789	+2.5%	2%
3	602	680-719	+5%	3%
4	603	650-679	+7%	5%
5	604	600-649	+8%	7%
6	605	No credit score	+ 9%	8%
7	606	599 and below	+ 11.5%	10%

*	Eligible Borrowers with an Experian/Fair Isaac Score Code of 9002 or 9003 will be priced as if part of tier 6 (“no credit score”)

Interest Rate – Refer to Section 13.

Origination Fee – An Origination Fee will be added to a Loan at disbursement. This fee will be non-refundable except in cases of certain loan cancellation or refunds as described in Section 12. The applicable Origination Fee will be calculated on the Disbursed Amount and capitalized.

9)	Loan Limits

Borrower Loan Limits

i)	The minimum amount for each Loan is one thousand dollars ($1,000.00).

ii)	The maximum annual Loan amount is equal to the cost of attendance less financial aid for the applicable Loan Period(s) as certified by each ITT ESI School.

iii)	No aggregate or annual maximum limits will be enforced by the Access Group.

iv)	Aggregate limits are set by degree level and are enforced by each ITT ESI School.

(1)	Associate degree programs: $35,000

(2)	Bachelors degree programs: $60,000

(3)	Graduate degree programs: $25,000

(4)	Maximum undergraduate (associate and bachelor degree programs combined) : $60,000

(5)	Maximum total of all programs : $85,000

The Origination Fee is not included in determination of the minimum and maximum loan limits.

10)	School Certification

The PEAKS Loan requires School Certification. This School Certification must be provided by financial aid personnel at the applicable ITT ESI School or the School, using the Access Group web certification tool.

11)	Funds Disbursement

Access Group will direct the Originating Lender to send Disbursement amounts to the School or for the account of the School via direct electronic funds transfer as provided in the Origination Agreement.

School will credit student accounts for the Disbursed Amount (which excludes the Origination Fee).

Disbursements will be scheduled in accordance with each ITT ESI School certification. Each Loan can have a maximum of four (4) disbursements. The ITT ESI School will choose the dates and disbursement amounts that best fit its needs and complies with applicable state law, as long as the first disbursement will occur at least nine (9) days after the School has certified the Loan.

If a disbursement is requested for a day on which Access Group or the Originating Lender is closed, the next available disbursement date will be used.

Access Group will determine which loans will be postponed in the event daily Disbursement volume exceeds the daily Reserve Fund balance as required by the Origination Agreement. A postponed loan Disbursement priority will be set by the date of the certification by the ITT ESI School (First In First Out priority). Any individual Disbursement that is postponed must be postponed in its entirety, and will not be partially disbursed.

Truth in Lending disclosures will be produced and sent at the time of the first disbursement.

12)	Return of Loan Proceeds

The “Gross Refund Amount” of a Loan as used in these Guidelines means the portion of the Disbursed Amount on a Loan that is being credited to the Borrower’s Loan account in accordance with this Section. This section only applies to refunds and cancellations received from the ITT ESI School or the School. If funds are received from the Borrower directly, those funds will be processed as a pre-payment on the Borrower’s Loan and Origination Fees and accrued interest will not be refunded or waived.

If a cancellation or refund on a Loan is to be made after the Loan has been sold to the Trust by the Originating Lender:

•	The School will remit 72% of the Gross Refund Amount to First Associates, and will communicate to First Associates what the Gross Refund Amount with respect to that Loan is;

•	First Associates will credit the Borrower’s Loan account with 100% of the Gross Refund Amount;

•	First Associates will remit the 72% of the Gross Refund Amount that it received from the School to the Trust; and

•	The Trust will credit the subordinated note held by the School with an amount equal to 28% of the Gross Refund Amount.

If a cancellation or refund on a Loan is to be made before the Loan is sold by the Originating Lender to the Trust, or after the Loan has been sold to the Access Group:

•	The School will remit 72% of the Gross Refund Amount to First Associates, and will communicate to First Associates what the Gross Refund Amount with respect to that Loan is;

•	First Associates will credit the Borrower’s Loan account with 100% of the Gross Refund Amount;

•	First Associates will request an amount equal to 28% of the Gross Refund Amount from the Trust;

•	The Trust will remit an amount equal to 28% of the Gross Refund Amount to First Associates on behalf of the School, and will credit the subordinated note held by the School with an amount equal to 28% of the Gross Refund Amount; and

•	First Associates will remit 100% of the Gross Refund Amount to the Originating Lender, unless the loan has been sold to Access Group in which case Access Group will retain 100% of the Gross Refund Amount to Access Group.

In all events, if Access Group receives a check or electronic funds transfer from the School and/or an account of the School related to a cancellation or refund of a Loan:

•	If the cancellation or refund proceeds are received within 60 days of the Disbursement date:

•	If the Gross Refund Amount equals the Disbursed Amount, then related fees and interest will be waived by the Originating Lender and credited in full to the Borrower’s account; and

•	If the Gross Refund Amount is less than the Disbursed Amount, then the related fees and interest will be waived by the Originating Lender and credited on a pro-rata basis to the Borrower’s account.

•	If the cancellation or refund proceeds are received later than the 60th day after the Disbursement date, then no fees or interest will be waived or credited to the Borrower’s account.

In all events, Access Group will communicate all cancellation information to the appropriate parties including the Administrator. The Originating Lender will calculate the adjustments to the fee remittance required by the Origination Agreement. Premiums and Fees on any canceled or refunded Loan will be refunded as provided in the Origination Agreement.

13)	Interest Rate

a)	Accrual – Interest will accrue at the Variable Rate (as defined below) on the principal amount of each Loan outstanding.

b)	Interest will be calculated on a daily simple interest basis, according to the outstanding principal balance each day of the term of the Loan. The daily interest rate will be equal to the annual interest rate in effect on that day, divided by 365.25 days and will not vary for leap years.

c)	Variable Rate – The Variable Rate will be equal to the “Index” (defined below), rounded up to the nearest one-eighth of one percent (0.125%) plus a Margin assigned to the Loan based on the borrower’s FICO credit score as described in Section 8 up to a maximum of 25%.

d)	The Variable Rate may change, effective on the first day of any month, if the Index changes. The “Index” for any month is the U.S. Prime Rate, as published by The Wall Street Journal on the seventeenth (17th) day of the immediately preceding month, or if The Wall Street Journal is not published on the seventeenth (17th) day of the immediately preceding month, then the next day on which it is published. If The Wall Street Journal is no longer published, the loan holder will find an alternate source for the Index. If the Index is no longer available, the loan holder will choose a comparable Index.

e)	Changes in the Variable Rate will be communicated to the Borrower consistent with federal and state regulatory requirements.

f)	The Servicemembers Civil Relief Act (The Act) requires consumer lenders to reduce the interest rate to 6% on any Loan to a Borrower who is called to Active Duty if the Loan was disbursed prior to the Borrower being called to Active Duty. In order for the Borrower to be eligible, the Servicer must receive proof of military mobilization or a call to active duty (i.e.: a copy of his/her military orders) with a beginning date after the date of the first Disbursement of the Loan. If no end date to the Active Duty is provided in the documentation, the military website will be queried on a quarterly basis to determine if the Borrower is still on Active Duty. The reduced interest rate will end when the Borrower is no longer on Active Duty.

LOAN SERVICING

14)	Loan File Documentation

The following documents will comprise the Loan File. These may be electronic or imaged paper documents.

a)	The fully-completed Application and Loan Agreement, dated and electronically signed by the borrower.

b)	The consumer reporting agency record on the borrower, if any, obtained in the loan application process and any updated consumer reporting agency records.

c)	Evidence of communicating application underwriting decision to applicant.

d)	If applicable, documentary evidence that an exception was made in accordance with these Program Guidelines.

e)	ITT ESI School Certification (which is also used for verification of enrollment).

f)	Evidence of disbursement activity.

g)	The Regulation Z disclosure statement (both interim and repayment).

h)	The Loan history, maintained by the Servicer in its normal course of business, of payments made on the Loan.

i)	The documentary evidence of the Servicer’s efforts to affect a cure of any delinquency or default and to collect the Loan.

j)	Material customer correspondence.

k)	First Associates and Access Group will each maintain the loan file documentation according to its record retention schedule.

15)	Capitalization of Interest

Accrued and unpaid interest will be added to the principal balance (capitalized) on the first day of each month during the Interim Period and during any period of Forbearance, excluding Administrative Forbearance and during the Modified Graduated Repayment Schedule (MGRS).

Any remaining accrued unpaid interest will be capitalized at the end of the Interim or Forbearance period, excluding Administrative Forbearance, and also at the end of each step of MGRS as described in Section 16 (h) (i)-(iv).

16)	Repayment Terms

From a processing perspective, Interim Period is the in-school period plus the grace period.

(a)	The Interim Period begins on the date of the first disbursement of the Borrower’s first PEAKS Private Student Loan, continues while the Borrower is continuously enrolled at an ITT ESI School on at least a half-time basis, based on the ITT ESI School criteria (“In School Status”), and ends on the earliest of:

i)	the date that is six months (grace period) after the borrower graduates, unless the borrower enrolls in another program at an ITT ESI School at least half-time; or

ii)	the date that is three months (grace period) after the borrower ceases to be enrolled at least half-time for any reason other than graduation unless the borrower enrolls in another program at an ITT ESI School at least half-time; or

iii)	the date that is 48 months after the first disbursement of the Borrower’s first PEAKS Private Student Loan.

Any payments received from the Borrower during the Interim Period will be applied first to the accrued interest and then principal.

(b)	Entry into Repayment

If a Borrower has not yet exhausted the Interim Period for one or more PEAKS Private Student Loans and subsequently re-enrolls in an ITT ESI School on at least a half-time basis, whether or not the Borrower obtains another PEAKS Loan, the Borrower will return to an in-school status and all of the Borrower’s Loans will enter Repayment together at the earliest of the Interim Period end dates outlined in section 16(a).

i)	In order to continue in an In-School status, the enrollment of the Borrower on at least a half-time basis must be confirmed by the Servicer through the Clearinghouse or the Borrower must provide evidence of enrollment during the academic period in the form of a letter or other documentation from an appropriate official of the ITT ESI School.

ii)	Once a Borrower has exhausted the Interim Period, the following conditions apply:

•	PEAKS borrowers who transfer to another ITT ESI School within 48 months from the date of the first disbursement of their first PEAKS Loan will be eligible for an in-school forbearance on all of their PEAKS Private Student Loans as described in Section 18.c.

•	PEAKS borrowers who transfer to an institution other than an ITT ESI School are not eligible for an in-school forbearance on their PEAKS Private Student Loans. Their Loans must remain in Repayment Status.

First Associates is responsible for monitoring the Clearinghouse and updating all Borrower enrollment status information to ensure it correctly applies all Interim Periods and In School Forbearance periods. Such monitoring will be conducted on at least a monthly basis and updates applied as applicable.

The following additional repayment terms apply to the PEAKS Loan.

(a)	Once the loan enters into Repayment Status, the repayment term is up to 10 years (120 months) which will be extended by any periods of Forbearance.

(b)	The combined monthly payment on all of a Borrower’s PEAKS Loans will be at least $50 each month or the unpaid balance, whichever is less.

(c)	Payments must be made in U.S. dollars drawn on a U.S. bank.

(d)	No penalty for prepayment

(e)	The Servicer may collect a late charge of $10.00, for any part of any installment payment, other than late charges assessed on a prior monthly payment, which is not paid in full within fifteen days after the payment due date.

(f)	Any amount paid in excess of the monthly payment amount will be applied to future payments unless the Borrower specifically requests the excess amount be applied to the principal balance. The due date will be automatically advanced. If the amount paid in excess is not a multiple of the monthly payment, the next monthly payment will remain due at a lesser amount, reduced by the excess amount paid, on the following month’s due date. Borrower requests to have excess payments applied to the principal balance will be granted by the Servicer.

(g)	Standard Repayment

“Easy Pay Equal” Repayment plan – the standard repayment plan, requires monthly payments of both principal and interest. This amount is recalculated quarterly to determine whether the payment amount should increase or decrease based on interest rate changes, lump sum payments, periods of Forbearance, capitalization of interest, etc. to ensure the Loan is repaid within the remaining Repayment period. If the monthly installment payment amount is recalculated and the recalculated payment amount would differ by 2.0% or less from the monthly installment payment last in effect, the repayment amount will remain unchanged.

(h)	The other repayment schedule, available upon the approval of the servicer on behalf of the loan holder, is:

Modified Graduated Repayment Schedule - With this repayment plan, the Borrower will:

i.	Pay 50% of the standard monthly payment for the first six months.

ii.	Pay 75% of the standard monthly payment for the second six months.

iii.	Pay interest only for the second year.

iv.	After two years, return to making standard monthly payments.

v.	Unpaid accrued interest will be capitalized monthly.

PLEASE NOTE: MGRS is only offered once over the life of the loan and is a collections tool used during the delinquency phase. It is not a standard re-payment plan.

(i) Auto-debit payments (ACH) and interest rate discount – Borrowers who authorize First Associates to automatically withdraw their monthly loan payments from their checking or savings account automatically qualify for an interest rate discount of 0.25% on all of their PEAKS Loans.

This interest rate reduction will permanently terminate the first time a payment is returned or declined for any reason (unless the reason is due to an error outside the control or responsibility of the Borrower).

After the first return or decline of an automated payment, the Borrower can continue to make payments using the auto-debit electronic transfer method until they provide the Servicer with instructions to cancel the service or until a second incidence of a return or decline of an automated payment occurs for any reason (unless the reason is due to an error outside the control or responsibility of the Borrower), at which time the auto-debit electronic transfer method is terminated for the Borrower’s account. If the Borrower subsequently makes twelve (12) consecutive monthly payments on time and in full, the Borrower may then request the Servicer to resume automatic debit payments.

If the Borrower enters any type of Forbearance, the auto-debit payment plan and the associated interest rate reduction are simultaneously suspended until the Borrower re-establishes automatic payments, at which point the interest rate reduction resumes.

Borrowers who enter a Modified Graduated Repayment Schedule repayment plan are allowed to continue using the auto-debit payment method and do not forfeit the associated interest rate discount as long as no payment is returned or declined.

To activate this interest rate reduction the first time or following any suspension during a forbearance period, the Borrower must contact First Associates and submit the required request form.

Each Borrower will be sent information about this feature at least 30 days prior to the end of the Borrower’s Interim Period.

17)	Account Billing

Borrowers in Repayment will be billed on a monthly basis. The billing statements will be sent at least 15 days before the due date. Payments will be processed and posted to the Borrower’s account effective the date the payment was received. Payments will be applied so that accrued and unpaid interest and any other fees or charges (e.g., collections charges) are satisfied before outstanding principal is reduced.

18)	Available Forbearances

The following Forbearances are available at the discretion of the Servicer on behalf of the loan holder. Any months that a Loan is in a period of Forbearance will correspondingly extend the Repayment Period.

(a)	Economic Hardship Forbearance – This Forbearance may be granted in increments of up to three months, for periods that collectively do not exceed twelve months over the life of the loan. This Forbearance may be used retroactively to cover periods of delinquency. The Borrower must request an Economic Hardship Forbearance. The request may be made either over the phone or by using the applicable Forbearance request form. Documentation of income or expenses is not required.

(b)	Administrative Forbearance – This Forbearance may be granted to cover borrower periods of delinquency arising from interruptions in payment notification, billing, or other delays not caused by the Borrower.

(c)	In School Forbearance – This Forbearance will be granted in increments of up to one year (12 months), for periods that do not extend beyond four years (48 months) from the date of the first disbursement of the Borrower’s first PEAKS Loan. The Borrower must be enrolled on at least a half-time basis (as defined by the School) at an ITT ESI School. To qualify for such Forbearance, the Servicer may rely on Clearinghouse data without request from the Borrower, or the Borrower must provide evidence of enrollment during each academic period in the form of a letter or other documentation from an appropriate official of such institution.

(d)	U.S. Military Mobilization Forbearance – This Forbearance will be granted on Loans for Borrowers who are U.S. military personnel and who are activated or reassigned to Active Duty for a period of more than 30 days as a result of a military mobilization. Borrowers can use up to 12 months of U.S. Military Mobilization Administrative Forbearance on all private loans. The request may be made either over the phone or in writing. In order to be eligible, the Servicer must receive proof of military mobilization or a call to Active Duty (i.e.: a copy of the Borrower’s military orders).

(e)	Discretionary Administrative Forbearance- This forbearance may be granted in increments up to three months, for periods that collectively do not exceed twelve months over the life of the loan. This forbearance may be used to retroactively cover periods of delinquency that arise from borrowers who are in an in school status but have exhausted their 3 month grace period. The Servicer may proactively apply this forbearance.

19)	Making Demographic Changes

Customer demographic changes should be made to the appropriate operating systems in a timely manner. Demographic change requests may be oral, written, via returned mail, or other official sources. Permitted changes include Borrower addresses, phone numbers, references, and other pertinent information that would allow the customer record to remain accurate. First Associates reserves the right to request supporting documentation from the Borrower for any demographic change.

20)	Reporting Loans to Consumer Credit Reporting Agencies

a)	The Servicer will report the status of all Loans (other than Defaulted Loans) on a monthly basis to three of the national consumer credit reporting agencies. Loans that are “current” and those that are 59 days or less past due as of the end of a calendar month will be reported as “current.” Loans that are 60 days or more past due as of the end of a calendar month and have not defaulted will be reported based on the appropriate delinquency status.

Once a loan has defaulted, that event will be reported and no further reporting will occur because the reporting of recoveries on defaulted accounts will be reported by the collection agency performing recovery activities for that Loan.

Loans in Forbearance status will be reported as such.

b)	The Servicer will comply with the regulatory requirements that govern consumer credit agency reporting. The Servicer will attempt to resolve any credit reporting disputes raised by the Borrower.

21)	Financial Activity Reporting

The Servicer will provide the monthly reports identified in the Servicing Agreement and the Administration Agreement.

22)	Collection and Default Activities and Due Diligence

The Servicer is responsible for complying with all applicable federal and state laws while enforcing default and collection procedures.

a)	Delinquent means the failure by a Borrower to pay when due a non-accelerated scheduled periodic payment due under the terms of the Loan. Delinquent does not mean the violation by a Borrower of any other term or condition of the Loan. A Loan is deemed to be delinquent (or in delinquency) as of the close of business on the installment due date for which a scheduled periodic payment has not been made in full or within 10% of the amount due, but not more than $5.00 less than the amount due. The first day of delinquency is the day following the payment due date. A Loan will continue to age or remain delinquent from that point until payment in full is made or other payment arrangements are enacted. Once a Loan becomes delinquent, the delinquency may also be referred to as “days past due.”

b)	Default means:

i)	For any Loan owned by the Originating Lender or any institution subject to regulations promulgated by the Federal Financial Institutions Examination Council or its member regulatory agencies: a Loan that is one hundred twenty (120) days delinquent. A Loan is deemed to be 120 days delinquent and is declared to be in default when the Borrower fails to make the scheduled periodic payments in full when due or has failed to comply with other approved written payment agreements and the Loan ages to 120 days past due, or because of the Borrower’s death.

ii)	When ownership is by other than an entity described in (i) above: a Loan that is one hundred eighty (180) days delinquent. A Loan is deemed to be 180 days delinquent and is declared to be in default when the Borrower fails to make the scheduled periodic payments in full when due or has failed to comply with other approved written payment agreements and the Loan ages to 180 days past due, or because of the Borrower’s death.

c)	Due Diligence is the group of activities that are performed during attempts to collect the Loan from the Borrower.

d)	Skip Trace is the group of activities that are performed to locate a Borrower the Servicer is unable to contact using the Borrower information contained in the current loan record, such as when the address is determined to be invalid (address skips) or the telephone number is determined to be invalid (telephone skips).

i)	Activities in the attempt to locate the Borrower will be documented in the account history and any documentation related to the efforts will become a part of the Loan File.

ii)	The purpose of skip tracing is to obtain the necessary contact information to resume normal Due Diligence processes. Skip Trace activities will be considered complete when the Servicer has obtained a valid address (address skip) or telephone number (telephone skip) or has performed each of these activities:

(1)	Attempted to contact the Borrower to obtain a new address or telephone number for the Borrower.

(2)	Attempted to contact all references listed on the Loan application to obtain a new address or telephone number for the Borrower.

(3)	Contacted the ITT ESI School for updated borrower contact information, if the ITT ESI School permits its release.

iii)	When Skip Trace activities are complete and the process has not resulted in a new address or telephone number, no further Due Diligence activities can be performed by Servicer.

e)	Due Diligence Schedule of Letters and Notices

i)	When Default occurs at 120 days, the Servicer will send increasingly forceful collection letters and/or electronic communications no less frequently than the 10th, 20th, 40th, 70th, and 90th days of delinquency to the Borrower. When Default occurs at 180 days, the Servicer will send increasingly forceful collection letters no less frequently than the 10th, 20th, 40th, 70th, 90th, 120th, and 150th days of delinquency to the Borrower. The collection letters must be sent out on a timely basis, with a tolerance for error of plus or minus 5 business days.

ii)	The letter and/or electronic communication sent on the 90th day of delinquency for 120-day Defaults or on the 150th day for 180-day Defaults will be a final Demand Letter which demands the full amount past due.

iii)	At the 120th day of delinquency for 120-day Defaults or at the 180th day for 180-day Defaults, the Servicer will send a Notice of Default, which informs the Borrower that the Loan is in default and may be turned over to a collection agency. The Notice of Default must be sent out on a timely basis, with a tolerance for error of plus or minus 5 business days.

iv)	Servicer may employ postal email and/or electronic communications for all letters and notices.

f)	Due Diligence Schedule of Telephone and Letter / E-mail Contact

For purposes of this section the following definitions apply:

“Contact” is defined as a phone conversation directly between the Borrower and a representative from the Servicer or an agency representing the Servicer.

“Attempt” is defined as an approach to try and secure communication with the Borrower. This can be through the telephone, electronic message or physical letter.

During contact with the Borrower, the representative should identify the Loan(s) being discussed and determine the reason for delinquency. The representative should then work with the Borrower to identify the best option available to assist the Borrower

Due Diligence Schedule

Servicer will perform the following actions, unless performance of them would be a violation of any applicable federal or state laws or regulations arising from the assertion of rights by the Borrower.

Diligence Bucket	Actions *
1 to 14 days delinquent	Past-Due Notice

15 to 29 days delinquent	One Contact with borrower or attempts made on at least three separate days

30 to 60 days delinquent	Two Contacts with borrower or attempts made on at least four separate days

61 to 90 days delinquent	Two Contacts with borrower or attempts made on at least four separate days

91 to 120 days delinquent	Two Contacts with borrower or attempts made on at least four separate days

When applicable: 121 to 150 days delinquent	Two Contacts with borrower or attempts made on at least four separate days

When applicable: 151 to 180 days delinquent	Two Contacts with borrower or attempts made on at least four separate days

*	The collection telephone calls, letters and/or electronic communications must be conducted on a timely basis, with a tolerance for error of plus or minus 5 business days. Attempts may be made using telephone, email, or letters. During each Diligence Bucket (beginning with the 30 to 60 days delinquent bucket), at least one attempt must be by telephone and at least one attempt by email or letter.

g)	Initiation of Skip Trace Activities

The Servicer will perform both address skips and telephone skips. It will initiate skip trace activities when it learns that the mail to the Borrower has been returned as undeliverable or when it learns a telephone number is invalid, and that discovery occurs on or before the 90th day of delinquency for 120-day Defaults and on or before the 150th day of delinquency for 180-day Defaults.

h)	Recovery Activities on Defaults

The following recovery activities apply if the Servicer has been contracted by the Loan holder to perform such activities.

i)	Once a Loan defaults, it is no longer a serviced Loan under the terms of the servicing agreement and the payment of servicing fees on that Loan ceases. To provide for ongoing recovery efforts on defaulted Loans, Servicer will maintain the system of record for tracking the then-current unpaid defaulted Loan balance.

ii)	Servicer will assign all defaulted Loans to one or more recovery collection agencies.

iii)	Servicer may employ Deutsche Bank or its affiliates to perform collection activities provided Servicer believes the proposed fees are both cost-effective and reasonable in comparison with other potential sources.

iv)	Any amounts received from collection agencies will be transferred to the loan holder or Secured Party, if applicable, in an amount calculated in accordance with the Servicing Agreement.

v)	Servicer will track collection agency performance and will initially assign and subsequently re-assign defaulted Loan collection agency placements based on collection agency performance when alternative collection agencies are available.

vi)	Servicer will make all decisions as to whether to accept or reject partial payments in settlement of the full defaulted Loan balance.

23)	Bankruptcy

a)	The Servicer will send copies of all documents relating to any bankruptcy proceeding to the owner of the Loan within 15 business days of receipt, and the Servicer will cease all collection activity. Bankruptcy proceeding may include petitions in bankruptcy court and/or correspondence concerning bankruptcy from the Borrower or an attorney representing the Borrower.

b)	If the Servicer receives notice that a Borrower files for a Chapter 13 bankruptcy, the Servicer will file a Proof of Claim with the bankruptcy court and cease contact with the Borrower. Once a plan of reorganization is approved, the Servicer will resume activities in accordance with the plan.

c)	If the Servicer receives notice that a Borrower files for a Chapter 7 bankruptcy, the Servicer will file a Proof of Claim with the bankruptcy court only if required by the bankruptcy court.

24)	Death

a)	The Servicer will send copies of all documents relating to any Borrower death to the owner of the Loan within 15 business days of receipt.

b)	The Origination Agent will cancel any future disbursements that are dated after receipt of the death certificate.

c)	Acceptable documentation of a death is a certified copy or a photocopy of the Death Certificate.

If the Servicer suspects the documentation related to any Borrower death is fraudulent, the Servicer may continue to perform collection/due diligence activities while completing its research and making its determination.

25)	Allowable Write-Offs and Refunds

a)	Any remaining loan balance of $5.00 or less will automatically be written off during the nightly update to the servicing system.

b)	Any remaining loan balance of more than $5.00 but $10.00 or less will be written off 30 days after the balance is reduced to that amount.

c)	The Servicer may use its discretion to write-off amounts greater than $10.00 but less than or equal to $100.00. The write-off involves a manual entry.

d)	Not including default claim balances, amounts above $100.00 will be referred to the Owner for review and approval/denial. If approved, the write-off will involve a manual entry.

e)	Refund amounts less than or equal to $1.00 are written-off within 30 days. Amounts greater than $1.00 are refunded within 45 days.

f)	If the borrower has other open program loans serviced by First Associates, providing the borrower did not request otherwise, refund amounts due a borrower equal to $25.00 or less will be applied to the borrower’s other open program loans.

1. Addendum A

CUSTOMER IDENTIFICATION PROGRAM

Access Group, Inc.

For Compliance with Section 326 of the USA PATRIOT Act

Revised April 27, 2009

Table of Contents

Purpose	21
Identity Verification Procedures	21
Customer Information Required	22
Verification Through Documents	23
Non-Documentary Verification	23
Lack of Verification	24
Record Keeping Requirements	24
Comparison with Government Lists	24
Customer Notice	25

Purpose

The purpose of this document is to describe the student loan processing procedures Access Group, Inc. has in place to comply with the Customer Identity Verification Requirements under Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act. Regulations issued by the Department of the Treasury on April 30, 2003 require banks to develop a Customer Identification Program (CIP) that implements reasonable procedures relative to the core concepts of Section 326: (1) collection of identifying information about customers opening an account, (2) verifying that the customers are who they say they are, (3) maintaining records of the information used to verify their identity, and (4) determining whether the customer appears on any list of suspected terrorists or terrorist organizations. Customer Identification Programs must be in place for banks by October 2003.

This Customer Identification Program has been created because: (a) Section 326 of the USA PATRIOT Act currently applies to Access Group; (b) the Department of the Treasury has indicated that separate regulations regarding Section 326 are forthcoming with respect to non-bank financial institutions and are expected to closely track the bank regulations; and (c) The Originating Lender has requested that, as origination agent for them, we share with them our Customer Identification Program.

Access Group and the Federal Family Education Loan Program (FFELP) have controls in place that mitigate the risk of providing student loans to persons for terrorist purposes. These controls have been examined in light of the CIP requirements and are described within this document. Loan processing procedures reflect the steps taken to verify identity, including what information needs to be collected and reviewed, time frames for the review and positive identification of customers, and escalation procedures for problems and discrepancies found. In consultation with the Compliance Department, the Operations processing areas will train employees on any changes that occur because of the requirements imposed by the USA PATRIOT Act as well as other statutes and regulations governing student loan processing.

Access Group has a Director of Compliance whose responsibility it is to document the CIP and monitor the company’s compliance with the CIP requirements, and to include the requirements of the Act in the company’s internal compliance audit function.

Identity Verification Procedures

§103.121(b)(2) –

The CIP must contain risk-based procedures for verifying the identity of each customer to the extent reasonable and practicable. The procedures must be based upon relevant risks such as the types of accounts being opened, the various methods of opening accounts, and the types of identifying information available, as well as the company’s size and the type of customer base.

How Access Group meets the compliance requirement

Access Group believes that most of the FFELP and Private loans offered to borrowers pose little risk of fraudulent use for the following reasons:

•	Except as noted below, the school certifies the student’s eligibility for a loan and his/her enrollment status, giving us a reasonable belief that it knows the true identity of the customer.

•	In most cases, loan funds are delivered directly to the school’s financial aid department via check or electronic funds transfer.

•	Stafford loans are made payable to the student or co-payable to the student and the school. PLUS loan funds disbursed by individual check must be made co-payable to the borrower and the school.

•	The school applies the loan funds to unpaid educational expenses actually incurred by the student.

•	Because loan funds are only disbursed for school related expenses, a potential identity thief would have to enroll in school, certify the loan, and create the appearance of attending classes in order to obtain loan proceeds.

•	For Stafford and PLUS Loans, the Title IV loan refund process provides a final safeguard against the misuse of student loan funds. For students who withdraw from school within a short time of enrollment, the school must calculate and return to the lender a refund of loan funds based on a percentage of the term enrolled. In most cases, depending on when the student withdraws from school, refunds are sent from the school directly to the originator of the loan rather than to the student. So, even a student with the intent to receive the money personally by withdrawing immediately from school is typically not able to do so.

•	For Access Group PLUS and private loans that require a cosigner, sponsor, or endorser, funds are delivered to the school on behalf of the student, thereby mitigating the risk that the funds could be used for terrorist purposes by the loan cosigner or sponsor.

•	Access Group PLUS and private loans require a credit bureau report that is used to determine the borrower’s credit eligibility and the pricing of the private loans. The credit bureau report is considered an additional source of identity verification. For some of the loans, however, borrowers who have not established a credit history can still qualify for loan funds, and in the case of the student recipient of sponsor loan funds, no credit check is done on the student. In these cases, we rely on the school certification process in order to verify the borrower’s identity and on the funds disbursement process to ensure that the loan funds are delivered to the school.

•	The Access Group REL and DEL loans present a greater risk for the misuse of funds because the funds are delivered directly to the student, the school is not required to certify a borrower’s eligibility, and REL and DEL borrowers do not need to be previous Access Group borrowers. To help mitigate this risk, Access Group has implemented additional identity verification requirements.

•	For BEL loans, borrowers receive the funds directly and they do not need to be previous Access Group borrowers. In these instances Access Group relies on the school certification process and the credit approval process in order to verify the borrower’s identity. Statistically, there are an insignificant number of BEL loans with no credit history.

•	For federal Consolidation Loans, the risk is even lower since this loan is actually a refinancing of other eligible federal loans and the borrower is the recipient of a new payment schedule, not loan proceeds.

•	The Treasury regulations allow an exception to the identification requirements for existing customers (returning borrowers) who have loans with Access Group prior to October 1, 2003. Access Group, however, applies the identification requirements to all customers in order to even further mitigate the risk.

•	Access Group routinely purchases private loans from Lenders through a contractual arrangement. Identity verification for these loans is not necessary at the time of purchase; Access Group has already performed identity verification for these loans on behalf of The Originating Lender during the origination process.

•	Students studying abroad at an eligible foreign school in a program of study that is approved by the home institution must have their enrollment verified by the school before loan proceeds are disbursed. In some cases, the student may request to have the funds disbursed directly to him or her, however, the school must certify the student’s enrollment. The foreign school is notified that the funds were sent directly to the borrower.

Customer Information Required

§103.121(b)(2)(i) –

The minimum information that a bank must obtain from each customer prior to opening an account is as follows: (1) name; (2) street address (residential and mailing addresses); (3) date of birth; (4) an identification number.

How Access Group meets the compliance requirement

•	The borrower’s name, date of birth, permanent address, and Social Security Number is collected on all loan application forms. Additionally, a mailing address is requested for REL, DEL, and BEL applicants. For federal Stafford and PLUS loan borrowers, the mandated Master Promissory Note (MPN) collects this data and the mandated federal Consolidation Loan application/promissory note is the data collection instrument for the Consolidation Loan. Instructions on the form ask specifically for a permanent home street address and indicate that a temporary street address is not acceptable. The same information is required of Access Group private loan borrowers, cosigners and sponsors on the private loan application and promissory note.

•	For collecting the identification number, Access Group requires citizens to provide their Social Security Number on the loan application forms. Eligible non-citizens seeking federal aid provide their alien registration number during the FAFSA application process. For Access Group private loan borrowers who are international students, a copy of the passport showing country of origin is required. Cosigners and sponsors must be citizens in order to qualify for private loan funds.

Verification Through Documents

§103.121(b)(2)(ii)(A) –

The CIP must include procedures describing when the bank will verify identity through documents and setting forth the documents that are to be used for this purpose.

How Access Group meets the compliance requirement

As stated above, Access Group requires a copy of the passport showing country of origin for all international loan applicants.

Additionally, if discrepancies are noted in the primary identifying fields (Name, address, etc.) between the loan application and the credit bureau report, Access Group may require the applicant to submit documentary evidence to resolve the discrepancy.

Non-Documentary Verification

§103.121(b)(2)(ii)(B) –

The CIP must include procedures describing what non-documentary methods are being used to verify identity and when these methods will be used.

How Access Group meets the compliance requirement

•	Access Group considers the required certification of the borrower’s eligibility by the school to be non-documentary verification of the borrower’s identity by a trusted third party. The school certifies all private loans, with the exception of the REL and DEL, and all federal loans.

•	An address comparison is performed for all REL and DEL applicants. If the address provided on the loan application does not match the address on the credit bureau report, then additional steps are taken to verify the mailing address. If the mailing address cannot be verified through non-documentary means (such as directory assistance or www.usps.com), the applicant is contacted and asked to provide acceptable documentation of proof of residence.

•	If significant discrepancies are discovered in the borrower’s name, address, or Social Security Number during the credit quality control process, Access Group will compare and verify information.

•	As part of the normal processing procedures, we reconcile loan disbursement information with each school for each borrower. This is one way of ensuring that loan funds are being used for educational purposes.

•	The U.S. Department of Education data match process against the Social Security Administration (SSA) and the Immigration and Naturalization Service (INS) databases verifies the identity of each Stafford and PLUS Loan borrower.

•	Loan funds are released after the school has certified the borrower’s eligibility and has resolved discrepancies with the SSA and INS matches.

•	Schools also need to match enrollment records of foreign students, regardless of financial aid applications, against the INS database at the time the student enrolls.

Lack of Verification

§103.121(b)(2)(iii) –

The CIP must include procedures for responding to circumstances in which the bank cannot form a reasonable belief that it knows the true identity of a customer.

How Access Group meets the compliance requirement

If the borrower, cosigner, sponsor, or endorser (whenever applicable), does not submit the requested documents for identity verification, we will decline making the loan and notate the reason on the system as “failure to submit proof of identity.”

Record Keeping Requirements

§103.121(b)(3)(i) and (ii)

The CIP must include procedures for making and maintaining a record of all information obtained under the procedures implementing the minimum identity verification requirements of the CIP. Records must be kept for five years after the date the account is closed or becomes dormant.

How Access Group meets the compliance requirement

•	Access Group retains all borrower origination and disbursement records for all borrowers. The documentation used to verify borrower identity is scanned and imaged. Additionally, a note is placed on the borrower’s account using a memo feature to indicate the type of documentation collected.

•	If there is a discrepancy in any of the identification materials submitted by a loan applicant, the processing area will require new documentation be submitted, and retain in the memo feature a description of the steps taken to resolve it.

Comparison with Government Lists

§103.121(b)(4) –

The CIP must include procedures for determining whether the applicant is on any list of known or suspected terrorists or terrorist organizations issued by any federal government agency and designated as such by Treasury in consultation with federal functional regulators.

How Access Group meets the compliance requirement

•	Access Group currently compares international loan applicants who pass the established credit criteria to the Treasury’s Specially Designated Nationals and Blocked Persons (SDN) list.

•	Access Group performs a name-based OFAC check on every federal loan applicant and on all private loan applicants who pass the established credit criteria.

Customer Notice

§103.121(b)(5) –

The CIP must include procedures for providing customers with adequate notice that the bank is requesting information to verify their identity. The notice must generally describe the verification requirements and be given in a manner reasonably designed to ensure the customer views or receives the notice before opening an account.

How Access Group meets the compliance requirement

•	The “Instruction and Notices” page included with each FFELP Stafford and PLUS MPN contains sufficient notice that information is collected for identity verification and anti-fraud purposes.

“The principal purposes for collecting the information on this form, including your SSN, are to verify your identity, to determine your eligibility to receive a loan or a benefit on a loan (such as a deferment, Forbearance, discharge or forgiveness) under the FFELP, to permit the servicing of your loan(s), and, if it becomes necessary, to locate you and to collect on your loan(s), if your loan(s) become delinquent or in default. We also use your SSN as an account identifier and to permit you to access your account information electronically.”

•	The Application and Loan Agreement for private loans contains the following notice:

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

Addendum B

Dictionary of Defined Terms

Term	Definition
Account	Refers to each Loan approved per application.

Active Duty	As defined in the Servicemembers Civil Relief Act.

Application	The electronic process or document used to collect data from the Applicant (i.e., name, address, Social Security number, date of birth, school information, etc.) to initiate a request for a Loan.

Borrower	The person who applies for and receives the benefit of the education loan.

Clearinghouse	The National Student Clearinghouse, a non-profit organization headquartered in Herndon, Virginia, or its successors.

Collection	The actions taken by a Lender or Servicer to collect payments due from the Borrower.

Disbursements	The transfer of Loan funds from the Originating Lender via Electronic Funds Transfer (EFT) for the benefit of the borrower.

Full Payment	A payment that is within 10% of the amount due but not more than $5.00 less than the amount due.

Loan	A consummated Application and Loan Agreement that is evidenced by a disbursement and has been signed by the Borrower.

Loan Agreement	The document that is incorporated by reference into the Application that has been signed by the Borrower containing the terms of the Loan.

Loan Period	The academic year or portion thereof for which the applicant is enrolled and is seeking a loan.

Servicer	First Associates.

Addendum C

OFAC Procedure

OFAC Hit

Steps:

1.      When an application is initiated, the applicant’s name is automatically checked against the OFAC database for a match.  When there is no match, the application continues processing in a normal fashion.

2.      If name is a match, the information required by the Customer Information Program (found in Addendum A) is collected  by Origination Agent.

3.      Following completion of Step 2, the application is forwarded to the Servicer’s Originations and Disbursement Manager.

a.      The Originations and Disbursement Manager will re-verify the match and if applicable, contact OFAC’s “hotline” at 1-800-540-6322 for verification.

b.      If OFAC confirms a true hit, there are additional reporting requirements that are required to be in compliance.

c.      If OFAC confirms a true hit, the Originations and Disbursement Manager will also contact Liberty Bank.

Addendum D

Reconsideration Procedure

Access Group’s Reconsideration Policy and Procedures

My loan request was denied. Will Access Group take a second look at my request?

YES! Our policy is to allow a one-time reconsideration of your loan application on behalf of Liberty Bank, N.A. All reconsiderations must be concluded within 60 days of your initial denial. In requesting reconsideration, you are authorizing us to obtain a copy of your credit bureau report, which we will do within 60 days. In order to facilitate a thorough and timely review, all requests for reconsideration must be submitted in writing.

Your correspondence should specifically address the items listed in the enclosed denial letter and be accompanied by appropriate documentation (please list your Social Security number in your letter or fax).

All reconsideration requests should be mailed to:

Access Group, Inc.

Credit Reconsideration Dept.

P.O. Box 7410

Wilmington, DE 19803-0410

Or, you may fax your correspondence to:

Access Group, Inc.

Credit Reconsideration Dept.

(302) 477-4296

What information was used in initially denying my loan request?

We have relied upon the information contained in your credit report. Your credit report contains detailed information on your past credit history and performance. Access Group, on behalf of Liberty Bank, N.A., evaluates the information found in your credit report.

What information will be used in reconsidering this initial decision?

We will reconsider your loan application based solely on errors in your credit report, which are called to our attention or negative items you are able to correct. For this reason, we strongly urge you to get a copy of your credit report, free of charge, from the credit agency listed on the enclosed denial letter. In your correspondence with us, please list the errors you find on the report. Only errors evidenced by a corrected credit report, obtained by the Access Group directly from the credit agency, will be considered.

What procedures do I follow to have my application reconsidered?

1.	Carefully read the enclosed denial letter.

2.	Order a copy of your credit report by calling the consumer credit reporting agency listed in your letter.

3.	Check your credit report for accuracy and report any errors by calling the consumer credit reporting agency directly and by contacting each reporting creditor who is a source of an error. In some cases, credit reports reflect issues with creditors or have reporting errors about which you may be unaware. To help ensure a timely response, we suggest that you send correspondence to the consumer credit reporting agency via registered mail.

Addendum E

Originating Lender’s Privacy Policy

Liberty Bank, N.A.

25201 Chagrin Blvd., Suite 120

Beachwood, OH 44122-5600

Securing Your Financial Privacy

PRIVACY DISCLOSURE

Liberty Bank, N.A. is committed to the strong tradition of safeguarding our customers’ private financial information. Liberty Bank, N.A. collects, retains, and uses information about individual customers only when we believe it would be useful (and allowed by law) in administering our business and to provide products, services and other opportunities to customers. This information is obtained from application information, transaction information, and consumer report information. Liberty Bank, N.A. makes disclosures to third parties only as permitted by law. This privacy policy expresses Liberty Bank N.A.’s commitment to our customers.

INFORMATION WE COLLECT ABOUT YOU

We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms,

•	Information about your transactions with us, our affiliates, or others,

•	Information we receive from a consumer-reporting agency

NO DISCLOSURES OUTSIDE OF EXCEPTIONS

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

CONFIDENTIALITY AND SECURITY

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

ADDITIONAL INFORMATION

If you have any questions or concerns about the protection of your personal financial information, please feel free to contact us at (216)359-5500.

ISP Form – 06/2009

Program Guidelines

PEAKS Private Student Loan Program

Effective as of December 10, 2011

“Post TILA Transition Date”

1)	General Provisions

a) Purpose

A PEAKS Private Student Loan is a Loan designed to meet the higher education financing needs of U.S. citizens or eligible noncitizens enrolled in associate, undergraduate or graduate programs of study, who are attending a school (“ITT ESI School”) owned and operated by ITT Educational Services, Inc. (“School”).

Unless otherwise noted, Access Group will be responsible for executing the loan origination (Origination Agent) functions contained in these Program Guidelines. The Access Group will be entitled to assume the accuracy of all information provided by the Program Applicant, the Clearinghouse, the credit bureau and the School (including representatives of an ITT ESI School). Unless otherwise noted, and on and after the effective date of the Agreement for Servicing Private Student Loans as executed by First Associates Loan Servicing, LLC and others, First Associates (Servicer) will be responsible for the loan servicing functions contained in these Program Guidelines. First Associates will be entitled to assume the accuracy of all information provided to it by Access Group, the Program Applicant, the Clearinghouse, the credit bureau and the School.

b) Applicability of Program Guidelines

These Program Guidelines apply to Loans made under the PEAKS Private Student Loan Program applied for on or after February 12, 2010 and prior to 7/1/2011, with the first disbursement occurring no later than 7/31/2011. A new Interest Rate Margin is in effect for applications initiated on or after February 8Th, 2011. Please see section 8 Terms and Conditions of Loans for specific details.

c) Forms

In the Approval of Documents and Procedures Pursuant to Private Education Loan Origination and Sale Agreement dated February 11, 2010 the Originating Lender has approved the forms attached thereto as exhibits B through G. The Origination Agent may use other or additional forms as necessary or appropriate in connection with its collection, review and disposition of application data, and may make revisions to the attached forms that do not affect compliance with consumer protection law.

2)	Definitions (Defined Terms)

See Addendum B for a list of defined terms. Capitalized terms not defined in these Program Guidelines will have the meanings assigned in other applicable documents, such as the Private Education Loan Origination and Sale Agreement (the “Origination Agreement”) or the Application and Loan Agreement. Any conflict between these terms will be governed by the respective Agreement.

3)	Borrower and School Eligibility Requirements

a)	PEAKS Private Student Loan Borrower Eligibility

In order to borrow a Loan, a Borrower must be eligible under the following Program underwriting guidelines established by the Originating Lender:

i)	ITT ESI Schools will certify in the Loan Certification process that the School has received an Institutional Student Information Report from the U.S. Department of Education for each Borrower.

ii)	Borrower must be enrolled or accepted for enrollment at least half-time (based on ITT ESI School criteria) at, or have graduated from, an ITT ESI School, as certified by the ITT ESI School. If the Borrower is accepted for enrollment, the applicable academic period must begin no later than 120 days after the Application date, based upon the school certification. If the Borrower has graduated, the graduation date must be no earlier than 120 days prior to the Application date. Former ITT ESI School students who did not graduate (e.g., dropped out of school) are not eligible for the PEAKS Loan. The applicable ITT ESI School will be responsible for determining this eligibility and will confirm through the loan certification process.

iii)	Borrower must have completed by the Application date a minimum of 20 quarter credit hours (or the equivalent) of credit for college level courses. ITT ESI Schools will be responsible for determining this eligibility and will confirm through the Loan certification process.

iv)	Borrower must be at least the following age, based on the Borrower’s current address as set forth in the Loan Application:

(1)	Alabama	19
(2)	Nebraska	19
(3)	Puerto Rico	21
(4)	All Other U.S. Locations	18

v)	Borrower must electronically execute the Application and Loan Agreement for the Program.

vi)	Borrower must have a U.S. address and possess a U.S. Social Security number.

vii)	Borrowers must successfully meet OFAC (Office of Foreign Asset Control) screening requirements. Access Group will perform the name verification check that is outlined in the OFAC procedure in Addendum C.

viii)	Borrower must meet the Borrower credit criteria (detailed in section 6 of this document) of the Program.

b)	PEAKS Private Student Loan School Eligibility

All Title IV eligible ITT ESI Schools located in the United States and its territories are eligible to participate in the PEAKS Private Student Loan Program.

4)	Loan Period

Individual Program Applicants may request funds for prior and current Loan Periods at the same time. In these situations a single Application and, if approved, a single Loan will be made. In the event that the proceeds of a Loan will be utilized to refinance amounts due with respect to a prior academic year or portion thereof and a current or upcoming academic year or portion thereof, the “Enrollment Period” field on the Loan Application and the “Loan Period” field on the School Certification should be completed with the current or upcoming academic year or portion thereof.

5)	Application Overview

This section contains an overview of the loan process. Further detail is found in subsequent sections of this document. Any changes to the following forms, or the method or timing of their completion, must be approved by the Originating Lender prior to implementation:

•	Application

•	Loan Agreement

•	School Certification

•	Truth In Lending Disclosure Statements

•	Adverse Action Letters

The Truth-in-Lending Disclosure Statements consist of 1) the disclosure statement provided with the Application (the Application and Solicitation Disclosure Statement), 2) the disclosure statement provided with the notice of loan approval (the Approval Disclosure Statement) and 3) the disclosure statement provided after the Borrower accepts the Loan (the Final Disclosure Statement).

The Application process will be hosted on the Access Group Loan Servicing Web site. Program Applicants will submit completed Applications to the Originating Lender using the Access Group Web site and will sign the Application and Loan Agreement electronically. Access Group will provide Program Applicants the Application and Solicitation Disclosure Statement as part of the electronic application process. A paper application process is not contemplated. All documentation that is sent to Program Applicants after receipt of the Application and Loan Agreement will be sent by Access Group to the Program Applicants by mail or electronically to the extent permitted by law.

Access Group will provide a self-certification form to the Program Applicant during the application session. Access Group will populate the self-certification form with information that the Program Applicant has provided in the loan application. Access Group will review the self-certification form to ensure that the Program Applicant has electronically signed the form before permitting the Program Applicant to continue with the application process.

Access Group on behalf of the Originating Lender will attempt to obtain a credit report for all Program applicants and underwrite the loan application. The credit report, or the notification from the credit bureau that a credit report does not exist, will be maintained in the Application file.

Each Program Applicant will be notified of the credit decision within 30 days of Access Group’s receipt of the application. Program Applicants who do not meet the credit criteria described in Section 6, below, will receive a mailed adverse action notice. Program Applicants who meet the credit criteria (Borrowers) will receive notice of credit approval. Program Applicants who have not left their online session will be notified online that their applications have been approved. Access Group will send 1) Program Applicants who have left their online session before being notified of approval, or 2) Program Applicants who could not be approved during their online session, but are approved after their online session has concluded, an email directing them to return to the Access Group Loan Servicing Website to view their Approval Disclosures.

Program Applicants who have not completed their applications within 30 days of credit review will receive an adverse action letter notifying the Program Applicant of the incomplete status. The letter will indicate that the Application will be denied for incompleteness if the required information is not provided within 120 days of the date Access Group completed the credit review process. Borrowers who have received emails directing them to return to the Access Group Loan Servicing Web site to view their Approval Disclosures, but have not done so within 30 days, will also receive an adverse action letter notifying them of the incomplete status of their Applications.

A FICO credit score for each applicant will be requested; the credit score will be maintained as part of the application file and used to assign each application a pricing tier.

The Approval Disclosure Statement will be populated with an offer acceptance date that is 36 calendar days from the date of the credit decision. For purposes of the Approval Disclosure Statement, Borrowers will have until this date to accept the loan offer described in the Approval Disclosure Statement. However, Access Group’s practice will be to allow the Borrower to accept the loan offer for 120 days from the date of the credit decision. Approved Borrowers may accept the loan offer by following the instructions provided on the Access Group Loan Servicing Web site.

Access Group will not make any changes to the loan terms summarized in the Approval Disclosure Statement other than those permitted by the Truth-in-Lending Act. Access Group may reduce the loan amount approved based on information received from the Borrower or the ITT ESI School that indicates that the Borrower’s actual or certified financial need has declined. Access Group will not prepare and send a new Approval Disclosure Statement in that situation.

After Access Group has received the Borrower’s acceptance of the loan offer, Access Group will prepare and mail a Final Disclosure Statement to the borrower. Borrowers will have three (3) business days from receipt of the Final Disclosure Statement to cancel the loan. Access Group will deem the Final Disclosure Statement to be received by the Borrower three (3) business days after mailing. The Borrower can cancel the loan by either calling or emailing Access Group as directed in the Final Disclosure Statement.

All Truth in Lending Disclosure Statement required fields will be calculated using methods approved by the Originating Lender. The Originating Lender’s Privacy policy, attached as Addendum E, will be mailed to Borrowers with the Final Disclosure Statement.

The Originating Lender will disburse Loan proceeds in accordance with the Origination Agreement. Once disbursed, the Loan will be transferred to a loan servicing system and Borrower documentation will be maintained as provided in these guidelines.

6)	Borrower Credit Criteria

Program Applicants must either

a)	Meet the following credit criteria, based upon information contained in the credit report:

i.	No filed bankruptcy, discharged bankruptcy or foreclosure within 24 months before the Loan Application date, and

ii.	No judgments, charge-offs, collections, liens, or repossessions in an aggregate amount of more than $2,500.00 excluding medical related accounts, within 24 months before the Loan Application date, and

iii.	No record of a student loan default, unless the default has been paid in full.

or

b)	Have been extended credit through the School “Temporary Credit” Program and have not had a filed or discharged bankruptcy within the 24 months preceding the Loan Application date, based upon information contained in the credit report.

i.	School will provide a file identifying all Temporary Credit recipients.

ii.	Access Group will use this information to review all applications that would otherwise be denied for any denial reason, except for bankruptcy, outlined by section a) above within 5 Business Days.

or

c)	Have no credit history with the credit bureau.

An approved credit decision expires if the Loan is not first funded within 120 days from the date the credit decision was made. If the Loan isn’t funded within 120 days, Access Group will send an adverse action notification to the Program Applicant. If the Program Applicant desires to complete the loan, a new Application must be created.

7)	Credit Decision Appeals

The Program Applicant may appeal a denied credit decision through written correspondence, according to the Reconsideration Policy and Procedures attached as Addendum D.

8)	Terms and Conditions of Loans

Table of PEAKS Private Student Loan Borrower Pricing Tiers

Pricing for each loan is based on the Borrower’s FICO score*:

Tier	AGI Tier Code	FICO Score	Interest Rate Margin	Origination Fee
1	600	790+	+ 1.5%	0%
2	601	720-789	+2.5%	2%
3	602	680-719	+5%	3%
4	603	650-679	+7%	5%
5	604	600-649	+8%	7%
6	605	No credit score	+ 9%	8%
7	606	599 and below	+ 11.5%	10%

For applications initiated on or after February 8th, 2011 the below increased margins will come into effect.

Tier	AGI Tier Code	FICO Score	Interest Rate Margin	Origination Fee
1	607	790+	+ 2.5%	0%
2	608	720-789	+3.5%	2%
3	609	680-719	+6%	3%
4	610	650-679	+8%	5%
5	611	600-649	+9%	7%
6	612	No credit score	+ 10%	8%
7	613	599 and below	+ 12.5%	10%

*	Eligible Borrowers with an Experian/Fair Isaac Score Code of 9002 or 9003 will be priced as if part of tier 6 (“no credit score”)

Interest Rate – Refer to Section 13.

Origination Fee – An Origination Fee will be added to a Loan at disbursement. This fee will be non-refundable except in cases of certain loan cancellation or refunds as described in Section 12. The applicable Origination Fee will be calculated on the Disbursed Amount and capitalized.

9)	Loan Limits

Borrower Loan Limits

i)	The minimum amount for each Loan is one thousand dollars ($1,000.00).

ii)	The maximum annual Loan amount is equal to the cost of attendance less financial aid for the applicable Loan Period(s) as certified by each ITT ESI School.

iii)	No aggregate or annual maximum limits will be enforced by the Access Group.

iv)	Aggregate limits are set by degree level and are enforced by each ITT ESI School.

(1)	Associate degree programs: $35,000

(2)	Bachelors degree programs: $60,000

(3)	Graduate degree programs: $25,000

(4)	Maximum undergraduate (associate and bachelor degree programs combined) : $60,000

(5)	Maximum total of all programs : $85,000

The Origination Fee is not included in determination of the minimum and maximum loan limits.

10)	School Certification

The PEAKS Loan requires School Certification. This School Certification must be provided by financial aid personnel at the applicable ITT ESI School or the School, using the Access Group web certification tool.

11)	Funds Disbursement

Access Group will direct the Originating Lender to send Disbursement amounts to the School or for the account of the School via direct electronic funds transfer as provided in the Origination Agreement.

School will credit student accounts for the Disbursed Amount (which excludes the Origination Fee).

Disbursements will be scheduled in accordance with each ITT ESI School certification. Each Loan can have a maximum of four (4) disbursements. The ITT ESI School will choose the dates and disbursement amounts that best fit its needs and complies with applicable state law, as long as the first disbursement will occur at least nine (9) days after the School has certified the Loan.

If a disbursement is requested for a day on which Access Group or the Originating Lender is closed, the next available disbursement date will be used.

Access Group will determine which loans will be postponed in the event daily Disbursement volume exceeds the daily Reserve Fund balance as required by the Origination Agreement. A postponed loan Disbursement priority will be set based upon the date of the certification by the ITT ESI School (First In First Out priority). Any individual Disbursement that is postponed must be postponed in its entirety, and will not be partially disbursed.

12)	Return of Loan Proceeds

The “Gross Refund Amount” of a Loan as used in these Guidelines means the portion of the Disbursed Amount on a Loan that is being credited to the Borrower’s Loan account in accordance with this Section. This section only applies to refunds and cancellations received from the ITT ESI School or the School. If funds are received from the Borrower directly, those funds will be processed as a pre-payment on the Borrower’s Loan and Origination Fees and accrued interest will not be refunded or waived.

If a cancellation or refund on a Loan is to be made after the Loan has been sold to the Trust by the

Originating Lender:

•	The School will remit 72% of the Gross Refund Amount to First Associates, and will communicate to First Associates what the Gross Refund Amount with respect to that Loan is;

•	First Associates will credit the Borrower’s Loan account with 100% of the Gross Refund Amount;

•	First Associates will remit the 72% of the Gross Refund Amount that it received from the School to the Trust; and

•	The Trust will credit the subordinated note held by the School with an amount equal to 28% of the Gross Refund Amount.

If a cancellation or refund on a Loan is to be made before the Loan is sold by the Originating Lender to the Trust, or after the Loan has been sold to the Access Group:

•	The School will remit 72% of the Gross Refund Amount to First Associates, and will communicate to First Associates what the Gross Refund Amount with respect to that Loan is;

•	First Associates will credit the Borrower’s Loan account with 100% of the Gross Refund Amount;

•	First Associates will request an amount equal to 28% of the Gross Refund Amount from the Trust;

•	The Trust will remit an amount equal to 28% of the Gross Refund Amount to First Associates on behalf of the School, and will credit the subordinated note held by the School with an amount equal to 28% of the Gross Refund Amount; and

•	First Associates will remit 100% of the Gross Refund Amount to the Originating Lender, unless the loan has been sold to Access Group in which case First Associates will remit 100% of the Gross Refund Amount to Access Group.

In all events, if First Associates receives a check or electronic funds transfer from the School and/or an account of the School related to a cancellation or refund of a Loan:

•	If the cancellation or refund proceeds are received within 60 days of the Disbursement date:

•	If the Gross Refund Amount equals the Disbursed Amount, then related fees and interest will be waived by the Originating Lender and credited in full to the Borrower’s account; and

•	If the Gross Refund Amount is less than the Disbursed Amount, then the related fees and interest will be waived by the Originating Lender and credited on a pro-rata basis to the Borrower’s account.

•	If the cancellation or refund proceeds are received later than the 60th day after the Disbursement date, then no fees or interest will be waived or credited to the Borrower’s account.

In all events, First Associates will communicate all cancellation information to the appropriate parties including the Administrator. The Originating Lender will calculate the adjustments to the fee remittance required by the Origination Agreement. Premiums and Fees on any canceled or refunded Loan will be refunded as provided in the Origination Agreement.

13)	Interest Rate

a)	Accrual – Interest will accrue at the Variable Rate (as defined below) on the principal amount of each Loan outstanding.

b)	Interest will be calculated on a daily simple interest basis, according to the outstanding principal balance each day of the term of the Loan. The daily interest rate will be equal to the annual interest rate in effect on that day, divided by 365.25 days and will not vary for leap years.

c)	Variable Rate – The Variable Rate will be equal to the “Index” (defined below), rounded up to the nearest one-eighth of one percent (0.125%) plus a Margin assigned to the Loan based on the borrower’s FICO credit score as described in Section 8 up to a maximum of 25%.

d)	The Variable Rate may change, effective on the first day of any month, if the Index changes. The “Index” for any month is the U.S. Prime Rate, as published by The Wall Street Journal on the seventeenth (17th) day of the immediately preceding month, or if The Wall Street Journal is not published on the seventeenth (17th) day of the immediately preceding month, then the next day on which it is published. If The Wall Street Journal is no longer published, the loan holder will find an alternate source for the Index. If the Index is no longer available, the loan holder will choose a comparable Index.

e)	Changes in the Variable Rate will be communicated to the Borrower consistent with federal and state regulatory requirements.

f)	The Servicemembers Civil Relief Act (The Act) requires consumer lenders to reduce the interest rate to 6% on any Loan to a Borrower who is called to Active Duty if the Loan was disbursed prior to the Borrower being called to Active Duty. In order for the Borrower to be eligible, the Servicer must receive proof of military mobilization or a call to active duty (i.e.: a copy of his/her military orders) with a beginning date after the date of the first Disbursement of the Loan. If no end date to the Active Duty is provided in the documentation, the military website will be queried on a quarterly basis to determine if the Borrower is still on Active Duty. The reduced interest rate will end when the Borrower is no longer on Active Duty.

LOAN SERVICING

14)	Loan File Documentation

The following documents will comprise the Loan File. These may be electronic or imaged paper documents.

a)	The fully-completed Application and Loan Agreement, dated and electronically signed by the Borrower.

b)	The consumer reporting agency record on the Borrower, if any, obtained in the loan application process and any updated consumer reporting agency records.

c)	Evidence of communicating application underwriting decision to Program applicant.

d)	If applicable, documentary evidence that an exception was made in accordance with these Program Guidelines.

e)	ITT ESI School Certification (which is also used for verification of enrollment).

f)	Evidence of disbursement activity.

g)	The Regulation Z Approval Disclosure Statement and Final Disclosure Statement.

h)	The Loan history, maintained by the Servicer in its normal course of business, of payments made on the Loan.

i)	The documentary evidence of the Servicer’s efforts to affect a cure of any delinquency or default and to collect the Loan.

j)	Material customer correspondence.

First Associates and Access Group will each maintain the loan file documentation according to its record retention schedule.

15)	Capitalization of Interest

Accrued and unpaid interest will be added to the principal balance (capitalized) on the first day of each month during the Interim Period, during any period of Forbearance, excluding Administrative Forbearance and during the Modified Graduated Repayment Schedule (MGRS).

Any remaining accrued unpaid interest will be capitalized at the end of the Forbearance period, excluding Administrative Forbearance and also at the end of each step of MGRS as described in Section 16 (h) (i)-(iv)

16)	Repayment Terms

From a processing perspective, Interim Period is the in-school period plus the grace period.

(a)	The Interim Period begins on the date of the first disbursement of the Borrower’s first PEAKS Private Student Loan, continues while the Borrower is continuously enrolled at an ITT ESI School on at least a half-time basis, based on the ITT ESI School criteria (“In School Status”), and ends on the earliest of:

i)	the date that is six months (grace period) after the Borrower graduates, unless the Borrower enrolls in another program at an ITT ESI School at least half-time; or

ii)	the date that is three months (grace period) after the Borrower ceases to be enrolled at least half-time for any reason other than graduation unless the Borrower enrolls in another program at an ITT ESI School at least half-time; or

iii)	the date that is 48 months after the first disbursement of the Borrower’s first PEAKS Private Student Loan.

Any payments received from the Borrower during the Interim Period will be applied first to the accrued interest and then principal.

(b)	Entry into Repayment

If a Borrower has not yet exhausted the Interim Period for one or more PEAKS Private Student Loans and subsequently re-enrolls in an ITT ESI School on at least a half-time basis, whether or not the Borrower obtains another PEAKS Loan, the Borrower will return to an in-school status and all of the Borrower’s Loans will enter Repayment together at the earliest of the Interim Period end dates outlined in section 16(a).

i)	In order to continue in an In-School status, the enrollment of the Borrower on at least a half-time basis must be confirmed by the Servicer through the Clearinghouse or the Borrower must provide evidence of enrollment during the academic period in the form of a letter or other documentation from an appropriate official of the ITT ESI School.

ii)	Once a Borrower has exhausted the Interim Period, the following conditions apply:

•	PEAKS Borrowers who transfer to another ITT ESI School within 48 months from the date of the first disbursement of their first PEAKS Loan will be eligible for an in-school forbearance on all of their PEAKS Private Student Loans as described in Section 18.c.

•	PEAKS Borrowers who transfer to an institution other than an ITT ESI School are not eligible for an in-school forbearance on their PEAKS Private Student Loans. Their Loans must remain in Repayment Status.

First Associates is responsible for monitoring the Clearinghouse and updating all Borrower enrollment status information to ensure it correctly applies all Interim Periods and In School Forbearance periods. Such monitoring will be conducted on at least a monthly basis and updates applied as applicable.

The following additional repayment terms apply to the PEAKS Loan.

(a)	Once the loan enters into Repayment Status, the repayment term is up to 10 years (120 months) which will be extended by any periods of Forbearance.

(b)	The combined monthly payment on all of a Borrower’s PEAKS Loans will be at least $50 each month or the unpaid balance, whichever is less.

(c)	Payments must be made in U.S. dollars drawn on a U.S. bank.

(d)	No penalty for prepayment

(e)	The Servicer may collect a late charge of $10.00, for any part of any installment payment, other than late charges assessed on a prior monthly payment, which is not paid in full within fifteen days after the payment due date.

(f)	Any amount paid in excess of the monthly payment amount will be applied to future payments unless the Borrower specifically requests the excess amount be applied to the principal balance. The due date will be automatically advanced. If the amount paid in excess is not a multiple of the monthly payment, the next monthly payment will remain due at a lesser amount, reduced by the excess amount paid, on the following month’s due date. Borrower requests to have excess payments applied to the principal balance will be granted by the Servicer.

(g)	Standard Repayment

“Easy Pay Equal” Repayment plan – the standard repayment plan, requires monthly payments of both principal and interest. This amount is recalculated quarterly to determine whether the payment amount should increase or decrease based on interest rate changes, lump sum payments, periods of Forbearance, capitalization of interest, etc. to ensure the Loan is repaid within the remaining Repayment period. If the monthly installment payment amount is recalculated and the recalculated payment amount would differ by less than 2.0% from the monthly installment payment last in effect, the repayment amount will remain unchanged.

(h)	The other repayment schedule, available upon the approval of the servicer on behalf of the loan holder, is:

Modified Graduated Repayment Schedule (MGRS) - With this repayment plan, the Borrower will:

i. Pay 50% of the standard monthly payment for the first six months.

ii. Pay 75% of the standard monthly payment for the second six months.

iii. Pay interest only for the second year.

iv. After two years, return to making standard monthly payments.

PLEASE NOTE: MGRS is only offered once over the life of the loan and is a collections tool used during the delinquency phase. It is not a standard re-payment plan.

(i) Auto-debit payments (ACH) and interest rate discount – Borrowers who authorize First Associates to automatically withdraw their monthly loan payments from their checking or savings account automatically qualify for an interest rate discount of 0.25% on all of their PEAKS Loans.

This interest rate reduction will permanently terminate the first time a payment is returned or declined for any reason (unless the reason is due to an error outside the control or responsibility of the Borrower).

After the first return or decline of an automated payment, the Borrower can continue to make payments using the auto-debit electronic transfer method until they provide the Servicer with instructions to cancel the service or until a second incidence of a return or decline of an automated payment occurs for any reason (unless the reason is due to an error outside the control or responsibility of the Borrower), at which time the auto-debit electronic transfer method is terminated for the Borrower’s account. If the Borrower subsequently makes twelve (12) consecutive monthly payments on time and in full, the Borrower may then request the Servicer to resume automatic debit payments.

If the Borrower enters any type of Forbearance, the auto-debit payment plan and the associated interest rate reduction are simultaneously suspended until the Borrower re-establishes automatic payments, at which point the interest rate reduction resumes.

Borrowers who enter a Modified Graduated Repayment Schedule repayment plan are allowed to continue using the auto-debit payment method and do not forfeit the associated interest rate discount as long as no payment is returned or declined.

To activate this interest rate reduction the first time or following any suspension during a forbearance period, the Borrower must contact First Associates and submit the required request form.

Each Borrower will be sent information about this feature at least 30 days prior to the end of the Borrower’s Interim Period.

17)	Account Billing

Borrowers in Repayment will be billed on a monthly basis. The billing statements will be sent at least 15 days before the due date. Payments will be processed and posted to the Borrower’s account effective the date the payment was received. Payments will be applied so that accrued and unpaid interest and any other fees or charges (e.g., collections charges) are satisfied before outstanding principal is reduced.

18)	Available Forbearances

The following Forbearances are available at the discretion of the Servicer on behalf of the loan holder. Any months that a Loan is in a period of Forbearance will correspondingly extend the Repayment Period.

(a)	Economic Hardship Forbearance – This Forbearance may be granted in increments of up to three months, for periods that collectively do not exceed twelve months over the life of the loan. This Forbearance may be used retroactively to cover periods of delinquency. The Borrower must request an Economic Hardship Forbearance. The request may be made either over the phone or by using the applicable Forbearance request form. Documentation of income or expenses is not required.

(b)	Administrative Forbearance – This Forbearance may be granted to cover borrower periods of delinquency arising from interruptions in payment notification, billing, or other delays not caused by the Borrower.

(c)	In School Forbearance – This Forbearance will be granted in increments of up to one year (12 months), for periods that do not extend beyond four years (48 months) from the date of the first disbursement of the Borrower’s first PEAKS Loan. The Borrower must be enrolled on at least a half-time basis (as defined by the School) at an ITT ESI School. To qualify for such Forbearance, the Servicer may rely on Clearinghouse data without request from the Borrower, or the Borrower must provide evidence of enrollment during each academic period in the form of a letter or other documentation from an appropriate official of such institution.

(d)	U.S. Military Mobilization Forbearance – This Forbearance will be granted on Loans for Borrowers who are U.S. military personnel and who are activated or reassigned to Active Duty for a period of more than 30 days as a result of a military mobilization. Borrowers can use up to 12 months of U.S. Military Mobilization Administrative Forbearance on all private loans. The request may be made either over the phone or in writing. In order to be eligible, the Servicer must receive proof of military mobilization or a call to Active Duty (i.e.: a copy of the Borrower’s military orders).

(e)	Discretionary Administrative Forbearance- This forbearance may be granted in increments up to three months, for periods that collectively do not exceed twelve months over the life of the loan. This forbearance may be used to retroactively cover periods of delinquency that arise from borrowers who are in an in school status but have exhausted their 3 month grace period. The Servicer may proactively apply this forbearance.

19)	Making Demographic Changes

Customer demographic changes should be made to the appropriate operating systems in a timely manner. Demographic change requests may be oral, written, via returned mail, or other official sources. Permitted changes include Borrower addresses, phone numbers, references, and other pertinent information that would allow the customer record to remain accurate. First Associates reserves the right to request supporting documentation from the Borrower for any demographic change.

20)	Reporting Loans to Consumer Credit Reporting Agencies

a)	The Servicer will report the status of all Loans (other than Defaulted Loans) on a monthly basis to three of the national consumer credit reporting agencies. Loans that are “current” and those that are 59 days or less past due as of the end of a calendar month will be reported as “current.” Loans that are 60 days or more past due as of the end of a calendar month and have not defaulted will be reported based on the appropriate delinquency status.

Once a loan has defaulted, that event will be reported and no further reporting will occur because the reporting of recoveries on defaulted accounts will be reported by the collection agency performing recovery activities for that Loan.

Loans in Forbearance status will be reported as such.

b)	The Servicer will comply with the regulatory requirements that govern consumer credit agency reporting. The Servicer will attempt to resolve any credit reporting disputes raised by the Borrower.

21)	Financial Activity Reporting

The Servicer will provide the monthly reports identified in the Servicing Agreement and the Administration Agreement.

22)	Collection and Default Activities and Due Diligence

The Servicer is responsible for complying with all applicable federal and state laws while enforcing default and collection procedures.

a)	Delinquent means the failure by a Borrower to pay when due a non-accelerated scheduled periodic payment due under the terms of the Loan. Delinquent does not mean the violation by a Borrower of any other term or condition of the Loan. A Loan is deemed to be delinquent (or in delinquency) as of the close of business on the installment due date for which a scheduled periodic payment has not been made in full or within 10% of the amount due, but not more than $5.00 less than the amount due. The first day of delinquency is the day following the payment due date. A Loan will continue to age or remain delinquent from that point until payment in full is made or other payment arrangements are enacted. Once a Loan becomes delinquent, the delinquency may also be referred to as “days past due.”

b)	Default means:

i)	For any Loan owned by the Originating Lender or any institution subject to regulations promulgated by the Federal Financial Institutions Examination Council or its member regulatory agencies: a Loan that is one hundred twenty (120) days delinquent. A Loan is deemed to be 120 days delinquent and is declared to be in default when the Borrower fails to make the scheduled periodic payments in full when due or has failed to comply with other approved written payment agreements and the Loan ages to 120 days past due, or because of the Borrower’s death.

ii)	When ownership is by other than an entity described in (i) above: a Loan that is one hundred eighty (180) days delinquent. A Loan is deemed to be 180 days delinquent and is declared to be in default when the Borrower fails to make the scheduled periodic payments in full when due or has failed to comply with other approved written payment agreements and the Loan ages to 180 days past due, or because of the Borrower’s death.

c)	Due Diligence is the group of activities that are performed during attempts to collect the Loan from the Borrower.

d)	Skip Trace is the group of activities that are performed to locate a Borrower the Servicer is unable to contact using the Borrower information contained in the current loan record, such as when the address is determined to be invalid (address skips) or the telephone number is determined to be invalid (telephone skips).

i)	Activities in the attempt to locate the Borrower will be documented in the account history and any documentation related to the efforts will become a part of the Loan File.

ii)	The purpose of skip tracing is to obtain the necessary contact information to resume normal Due Diligence processes. Skip Trace activities will be considered complete when the Servicer has obtained a valid address (address skip) or telephone number (telephone skip) or has performed each of these activities:

(1)	Attempted to contact the Borrower to obtain a new address or telephone number for the Borrower.

(2)	Attempted to contact all references listed on the Loan application to obtain a new address or telephone number for the Borrower.

(3)	Contacted the ITT ESI School for updated borrower contact information, if the ITT ESI School permits its release.

iii)	When Skip Trace activities are complete and the process has not resulted in a new address or telephone number, no further Due Diligence activities can be performed by Servicer.

e)	Due Diligence Schedule of Letters and Notices

i)	When Default occurs at 120 days, the Servicer will send increasingly forceful collection letters and/or electronic communication no less frequently than the 10th, 20th, 40th, 70th, and 90th days of delinquency to the Borrower. When Default occurs at 180 days, the Servicer will send increasingly forceful collection letters no less frequently than the 10th, 20th, 40th, 70th, 90th, 120th, and 150th days of delinquency to the Borrower. The collection letters must be sent out on a timely basis, with a tolerance for error of plus or minus 5 business days.

ii)	The letter and/or electronic communication sent on the 90th day of delinquency for 120-day Defaults or on the 150th day for 180-day Defaults will be a final Demand Letter which demands the full amount past due.

iii)	At the 120th day of delinquency for 120-day Defaults or at the 180th day for 180-day Defaults, the Servicer will send a Notice of Default, which informs the Borrower that the Loan is in default and may be turned over to a collection agency. The Notice of Default must be sent out on a timely basis, with a tolerance for error of plus or minus 5 business days.

iv)	Servicer may employ either email and/or electronic communication for all letters and notices.

f)	Due Diligence Schedule of Telephone and Letter / E-mail Contact

For purposes of this section the following definitions apply:

“Contact” is defined as a phone conversation directly between the Borrower and a representative from the Servicer or an agency representing the Servicer.

“Attempt” is defined as an approach to try and secure communication with the Borrower.

This can be through the telephone, electronic message or physical letter.

During contact with the Borrower, the representative should identify the Loan(s) being discussed and determine the reason for delinquency. The representative should then work with the Borrower to identify the best option available to assist the Borrower

Due Diligence Schedule

Servicer will perform the following actions, unless performance of them would be a violation of any applicable federal or state laws or regulations arising from the assertion of rights by the Borrower.

Diligence Bucket	Actions *

1 to 14 days delinquent	Past-Due Notice

15 to 29 days delinquent	One Contact with borrower or attempts made on at least three separate days

30 to 60 days delinquent	Two Contacts with borrower or attempts made on at least four separate days

61 to 90 days delinquent	Two Contacts with borrower or attempts made on at least four separate days

91 to 120 days delinquent	Two Contacts with borrower or attempts made on at least four separate days

When applicable: 121 to 150 days delinquent	Two Contacts with borrower or attempts made on at least four separate days

When applicable: 151 to 180 days delinquent	Two Contacts with borrower or attempts made on at least four separate days

*	The collection telephone calls, letters and or electronic communication must be conducted on a timely basis, with a tolerance for error of plus or minus 5 business days. Attempts may be made using telephone, email, or letters. During each Diligence Bucket (beginning with the 30 to 60 days delinquent bucket), at least one attempt must be by telephone and at least one attempt by email or letter.

g)	Initiation of Skip Trace Activities

The Servicer will perform both address skips and telephone skips. It will initiate skip trace activities when it learns that the mail to the Borrower has been returned as undeliverable or when it learns a telephone number is invalid, and that discovery occurs on or before the 90th day of delinquency for 120-day Defaults and on or before the 150th day of delinquency for 180-day Defaults.

h)	Recovery Activities on Defaults

The following recovery activities apply if the Servicers has been contracted by the Loan holder to perform such activities.

i)	Once a Loan defaults, it is no longer a serviced Loan under the terms of the servicing agreement and the payment of servicing fees on that Loan ceases. To provide for ongoing recovery efforts on defaulted Loans, Servicer will maintain the system of record for tracking the then-current unpaid defaulted Loan balance.

ii)	Servicer will assign all defaulted Loans to one or more recovery collection agencies.

iii)	Servicer may employ Deutsche Bank or its affiliates to perform collection activities provided Servicer believes the proposed fees are both cost-effective and reasonable in comparison with other potential sources.

iv)	Any amounts received from collection agencies will be transferred to the loan holder or Secured Party, if applicable, in an amount calculated in accordance with the Servicing Agreement.

v)	Servicer will track collection agency performance and will initially assign and subsequently re-assign defaulted Loan collection agency placements based on collection agency performance when alternative collection agencies are available.

vi)	Servicer will make all decisions as to whether to accept or reject partial payments in settlement of the full defaulted Loan balance.

23)	Bankruptcy

a)	The Servicer will send copies of all documents relating to any bankruptcy proceeding to the owner of the Loan within 15 business days of receipt, and the Servicer will cease all collection activity. Bankruptcy proceeding may include petitions in bankruptcy court and/or correspondence concerning bankruptcy from the Borrower or an attorney representing the Borrower.

b)	If the Servicer receives notice that a Borrower files for a Chapter 13 bankruptcy, the Servicer will file a Proof of Claim with the bankruptcy court and cease contact with the Borrower. Once a plan of reorganization is approved, the Servicer will resume activities in accordance with the plan.

c)	If the Servicer receives notice that a Borrower files for a Chapter 7 bankruptcy, the Servicer will file a Proof of Claim with the bankruptcy court only if required by the bankruptcy court.

24)	Death

a)	The Servicer will send copies of all documents relating to any Borrower death to the owner of the Loan within 15 business days of receipt.

b)	The Origination Agent will cancel any future disbursements that are dated after receipt of the death certificate.

c)	Acceptable documentation of a death is a certified copy or a photocopy of the Death Certificate.

If the Servicer suspects the documentation related to any Borrower death is fraudulent, the Servicer may continue to perform collection/due diligence activities while completing its research and making its determination.

25)	Allowable Write-Offs and Refunds

a)	Any remaining loan balance of $5.00 or less will automatically be written off during the nightly update to the servicing system.

b)	Any remaining loan balance of more than $5.00 but $10.00 or less will be written off 30 days after the balance is reduced to that amount.

c)	The Servicer may use its discretion to write-off amounts greater than $10.00 but less than or equal to $100.00. The write-off involves a manual entry.

d)	Not including default claim balances, amounts above $100.00 will be referred to the Owner for review and approval/denial. If approved, the write-off will involve a manual entry.

e)	Refund amounts less than or equal to $1.00 are written-off within 30 days. Amounts greater than $1.00 are refunded within 45 days.

f)	If the borrower has other open program loans serviced by First Associates, providing the borrower did not request otherwise, refund amounts due a borrower equal to $25.00 or less will be applied to the borrower’s other open program loans.

Addendum A

CUSTOMER IDENTIFICATION PROGRAM

Access Group, Inc.

For Compliance with Section 326 of the USA PATRIOT Act

Revised April 27, 2009

Table of Contents

Purpose	22
Identity Verification Procedures	22
Customer Information Required	23
Verification Through Documents	24
Non-Documentary Verification	24
Lack of Verification	25
Record Keeping Requirements	25
Comparison with Government Lists	25
Customer Notice	26

Purpose

The purpose of this document is to describe the student loan processing procedures Access Group, Inc. has in place to comply with the Customer Identity Verification Requirements under Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act. Regulations issued by the Department of the Treasury on April 30, 2003 require banks to develop a Customer Identification Program (CIP) that implements reasonable procedures relative to the core concepts of Section 326: (1) collection of identifying information about customers opening an account, (2) verifying that the customers are who they say they are, (3) maintaining records of the information used to verify their identity, and (4) determining whether the customer appears on any list of suspected terrorists or terrorist organizations. Customer Identification Programs must be in place for banks by October 2003.

This Customer Identification Program has been created because: (a) Section 326 of the USA PATRIOT Act currently applies to Access Group; (b) the Department of the Treasury has indicated that separate regulations regarding Section 326 are forthcoming with respect to non-bank financial institutions and are expected to closely track the bank regulations; and (c) The Originating Lender has requested that, as origination agent for them, we share with them our Customer Identification Program.

Access Group and the Federal Family Education Loan Program (FFELP) have controls in place that mitigate the risk of providing student loans to persons for terrorist purposes. These controls have been examined in light of the CIP requirements and are described within this document. Loan processing procedures reflect the steps taken to verify identity, including what information needs to be collected and reviewed, time frames for the review and positive identification of customers, and escalation procedures for problems and discrepancies found. In consultation with the Compliance Department, the Operations processing areas will train employees on any changes that occur because of the requirements imposed by the USA PATRIOT Act as well as other statutes and regulations governing student loan processing.

Access Group has a Director of Compliance whose responsibility it is to document the CIP and monitor the company’s compliance with the CIP requirements, and to include the requirements of the Act in the company’s internal compliance audit function.

Identity Verification Procedures

§103.121(b)(2) –

The CIP must contain risk-based procedures for verifying the identity of each customer to the extent reasonable and practicable. The procedures must be based upon relevant risks such as the types of accounts being opened, the various methods of opening accounts, and the types of identifying information available, as well as the company’s size and the type of customer base.

How Access Group meets the compliance requirement

Access Group believes that most of the FFELP and Private loans offered to borrowers pose little risk of fraudulent use for the following reasons:

•	Except as noted below, the school certifies the student’s eligibility for a loan and his/her enrollment status, giving us a reasonable belief that it knows the true identity of the customer.

•	In most cases, loan funds are delivered directly to the school’s financial aid department via check or electronic funds transfer.

•	Stafford loans are made payable to the student or co-payable to the student and the school. PLUS loan funds disbursed by individual check must be made co-payable to the borrower and the school.

•	The school applies the loan funds to unpaid educational expenses actually incurred by the student.

•	Because loan funds are only disbursed for school related expenses, a potential identity thief would have to enroll in school, certify the loan, and create the appearance of attending classes in order to obtain loan proceeds.

•	For Stafford and PLUS Loans, the Title IV loan refund process provides a final safeguard against the misuse of student loan funds. For students who withdraw from school within a short time of enrollment, the school must calculate and return to the lender a refund of loan funds based on a percentage of the term enrolled. In most cases, depending on when the student withdraws from school, refunds are sent from the school directly to the originator of the loan rather than to the student. So, even a student with the intent to receive the money personally by withdrawing immediately from school is typically not able to do so.

•	For Access Group PLUS and private loans that require a cosigner, sponsor, or endorser, funds are delivered to the school on behalf of the student, thereby mitigating the risk that the funds could be used for terrorist purposes by the loan cosigner or sponsor.

•	Access Group PLUS and private loans require a credit bureau report that is used to determine the borrower’s credit eligibility and the pricing of the private loans. The credit bureau report is considered an additional source of identity verification. For some of the loans, however, borrowers who have not established a credit history can still qualify for loan funds, and in the case of the student recipient of sponsor loan funds, no credit check is done on the student. In these cases, we rely on the school certification process in order to verify the borrower’s identity and on the funds disbursement process to ensure that the loan funds are delivered to the school.

•	The Access Group REL and DEL loans present a greater risk for the misuse of funds because the funds are delivered directly to the student, the school is not required to certify a borrower’s eligibility, and REL and DEL borrowers do not need to be previous Access Group borrowers. To help mitigate this risk, Access Group has implemented additional identity verification requirements.

•	For BEL loans, borrowers receive the funds directly and they do not need to be previous Access Group borrowers. In these instances Access Group relies on the school certification process and the credit approval process in order to verify the borrower’s identity. Statistically, there are an insignificant number of BEL loans with no credit history.

•	For federal Consolidation Loans, the risk is even lower since this loan is actually a refinancing of other eligible federal loans and the borrower is the recipient of a new payment schedule, not loan proceeds.

•	The Treasury regulations allow an exception to the identification requirements for existing customers (returning borrowers) who have loans with Access Group prior to October 1, 2003. Access Group, however, applies the identification requirements to all customers in order to even further mitigate the risk.

•	Access Group routinely purchases private loans from Lenders through a contractual arrangement. Identity verification for these loans is not necessary at the time of purchase; Access Group has already performed identity verification for these loans on behalf of The Originating Lender during the origination process.

•	Students studying abroad at an eligible foreign school in a program of study that is approved by the home institution must have their enrollment verified by the school before loan proceeds are disbursed. In some cases, the student may request to have the funds disbursed directly to him or her, however, the school must certify the student’s enrollment. The foreign school is notified that the funds were sent directly to the borrower.

Customer Information Required

§103.121(b)(2)(i) –

The minimum information that a bank must obtain from each customer prior to opening an account is as follows: (1) name; (2) street address (residential and mailing addresses); (3) date of birth; (4) an identification number.

How Access Group meets the compliance requirement

•	The borrower’s name, date of birth, permanent address, and Social Security Number is collected on all loan application forms. Additionally, a mailing address is requested for REL, DEL, and BEL applicants. For federal Stafford and PLUS loan borrowers, the mandated Master Promissory Note (MPN) collects this data and the mandated federal Consolidation Loan application/promissory note is the data collection instrument for the Consolidation Loan. Instructions on the form ask specifically for a permanent home street address and indicate that a temporary street address is not acceptable. The same information is required of Access Group private loan borrowers, cosigners and sponsors on the private loan application and promissory note.

•	For collecting the identification number, Access Group requires citizens to provide their Social Security Number on the loan application forms. Eligible non-citizens seeking federal aid provide their alien registration number during the FAFSA application process. For Access Group private loan borrowers who are international students, a copy of the passport showing country of origin is required. Cosigners and sponsors must be citizens in order to qualify for private loan funds.

Verification Through Documents

§103.121(b)(2)(ii)(A) –

The CIP must include procedures describing when the bank will verify identity through documents and setting forth the documents that are to be used for this purpose.

How Access Group meets the compliance requirement

As stated above, Access Group requires a copy of the passport showing country of origin for all international loan applicants.

Additionally, if discrepancies are noted in the primary identifying fields (Name, address, etc.) between the loan application and the credit bureau report, Access Group may require the applicant to submit documentary evidence to resolve the discrepancy.

Non-Documentary Verification

§103.121(b)(2)(ii)(B) –

The CIP must include procedures describing what non-documentary methods are being used to verify identity and when these methods will be used.

How Access Group meets the compliance requirement

•	Access Group considers the required certification of the borrower’s eligibility by the school to be non-documentary verification of the borrower’s identity by a trusted third party. The school certifies all private loans, with the exception of the REL and DEL, and all federal loans.

•	An address comparison is performed for all REL and DEL applicants. If the address provided on the loan application does not match the address on the credit bureau report, then additional steps are taken to verify the mailing address. If the mailing address cannot be verified through non-documentary means (such as directory assistance or www.usps.com), the applicant is contacted and asked to provide acceptable documentation of proof of residence.

•	If significant discrepancies are discovered in the borrower’s name, address, or Social Security Number during the credit quality control process, Access Group will compare and verify information.

•	As part of the normal processing procedures, we reconcile loan disbursement information with each school for each borrower. This is one way of ensuring that loan funds are being used for educational purposes.

•	The U.S. Department of Education data match process against the Social Security Administration (SSA) and the Immigration and Naturalization Service (INS) databases verifies the identity of each Stafford and PLUS Loan borrower.

•	Loan funds are released after the school has certified the borrower’s eligibility and has resolved discrepancies with the SSA and INS matches.

•	Schools also need to match enrollment records of foreign students, regardless of financial aid applications, against the INS database at the time the student enrolls.

Lack of Verification

§103.121(b)(2)(iii) –

The CIP must include procedures for responding to circumstances in which the bank cannot form a reasonable belief that it knows the true identity of a customer.

How Access Group meets the compliance requirement

If the borrower, cosigner, sponsor, or endorser (whenever applicable), does not submit the requested documents for identity verification, we will decline making the loan and notate the reason on the system as “failure to submit proof of identity.”

Record Keeping Requirements

§103.121(b)(3)(i) and (ii)

The CIP must include procedures for making and maintaining a record of all information obtained under the procedures implementing the minimum identity verification requirements of the CIP. Records must be kept for five years after the date the account is closed or becomes dormant.

How Access Group meets the compliance requirement

•	Access Group retains all borrower origination and disbursement records for all borrowers. The documentation used to verify borrower identity is scanned and imaged. Additionally, a note is placed on the borrower’s account using a memo feature to indicate the type of documentation collected.

•	If there is a discrepancy in any of the identification materials submitted by a loan applicant, the processing area will require new documentation be submitted, and retain in the memo feature a description of the steps taken to resolve it.

Comparison with Government Lists

§103.121(b)(4) –

The CIP must include procedures for determining whether the applicant is on any list of known or suspected terrorists or terrorist organizations issued by any federal government agency and designated as such by Treasury in consultation with federal functional regulators.

How Access Group meets the compliance requirement

•	Access Group currently compares international loan applicants who pass the established credit criteria to the Treasury’s Specially Designated Nationals and Blocked Persons (SDN) list.

•	Access Group performs a name-based OFAC check on every federal loan applicant and on all private loan applicants who pass the established credit criteria.

Customer Notice

§103.121(b)(5) –

The CIP must include procedures for providing customers with adequate notice that the bank is requesting information to verify their identity. The notice must generally describe the verification requirements and be given in a manner reasonably designed to ensure the customer views or receives the notice before opening an account.

How Access Group meets the compliance requirement

•	The “Instruction and Notices” page included with each FFELP Stafford and PLUS MPN contains sufficient notice that information is collected for identity verification and anti-fraud purposes.

“The principal purposes for collecting the information on this form, including your SSN, are to verify your identity, to determine your eligibility to receive a loan or a benefit on a loan (such as a deferment, Forbearance, discharge or forgiveness) under the FFELP, to permit the servicing of your loan(s), and, if it becomes necessary, to locate you and to collect on your loan(s), if your loan(s) become delinquent or in default. We also use your SSN as an account identifier and to permit you to access your account information electronically.”

•	The Application and Loan Agreement for private loans contains the following notice:

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

Addendum B

Dictionary of Defined Terms

Term	Definition
Account	Refers to each Loan approved per application.

Active Duty	As defined in the Servicemembers Civil Relief Act.

Application	The electronic process or document used to collect data from the Program Applicant (i.e., name, address, Social Security number, date of birth, school information, etc.) to initiate a request for a Loan.

Borrower	The person who applies for and receives the benefit of the education loan.

Clearinghouse	The National Student Clearinghouse, a non-profit organization headquartered in Herndon, Virginia, or its successors.

Collection	The actions taken by a Lender or Servicer to collect payments due from the Borrower.

Disbursements	The transfer of Loan funds from the Originating Lender via Electronic Funds Transfer (EFT) for the benefit of the borrower.

Full Payment	A payment that is within 10% of the amount due but not more than $5.00 less than the amount due.

Loan	A consummated Application and Loan Agreement that is evidenced by a disbursement and has been signed by the Borrower.

Loan Agreement	The document that is incorporated by reference into the Application that has been signed by the Borrower containing the terms of the Loan.

Loan Period	The academic year or portion thereof for which the Program Applicant is enrolled and is seeking a loan.

Servicer	First Associates.

Addendum C

OFAC Procedure

OFAC Hit

Steps:

1.      When an application is initiated, the Program Applicant’s name is automatically checked against the OFAC database for a match. When there is no match, the application continues processing in a normal fashion.

2.      If name is a match, the information required by the Customer Information Program (found in Addendum A) is collected by Origination Agent.

3.      Following completion of Step 2, the application is forwarded to the Servicer’s Originations and Disbursement Manager.

a.      The Originations and Disbursement Manager will re-verify the match and if applicable, contact OFAC’s “hotline” at 1-800-540-6322 for verification.

b.      If OFAC confirms a true hit, there are additional reporting requirements that are required to be in compliance.

c.      If OFAC confirms a true hit, the Originations and Disbursement Manager will also contact Liberty Bank.

Addendum D

Reconsideration Procedure

Access Group’s Reconsideration Policy and Procedures

My loan request was denied. Will Access Group take a second look at my request?

YES! Our policy is to allow a one-time reconsideration of your loan application on behalf of Liberty Bank, N.A. All reconsiderations must be concluded within 60 days of your initial denial. In requesting reconsideration, you are authorizing us to obtain a copy of your credit bureau report, which we will do within 60 days. In order to facilitate a thorough and timely review, all requests for reconsideration must be submitted in writing.

Your correspondence should specifically address the items listed in the enclosed denial letter and be accompanied by appropriate documentation (please list your Social Security number in your letter or fax).

All reconsideration requests should be mailed to:

Access Group, Inc.

Credit Reconsideration Dept.

P.O. Box 7410

Wilmington, DE 19803-0410

Or, you may fax your correspondence to:

Access Group, Inc.

Credit Reconsideration Dept.

(302) 477-4296

What information was used in initially denying my loan request?

We have relied upon the information contained in your credit report. Your credit report contains detailed information on your past credit history and performance. Access Group, on behalf of Liberty Bank, N.A., evaluates the information found in your credit report.

What information will be used in reconsidering this initial decision?

We will reconsider your loan application based solely on errors in your credit report, which are called to our attention or negative items you are able to correct. For this reason, we strongly urge you to get a copy of your credit report, free of charge, from the credit agency listed on the enclosed denial letter. In your correspondence with us, please list the errors you find on the report. Only errors evidenced by a corrected credit report, obtained by the Access Group directly from the credit agency, will be considered.

What procedures do I follow to have my application reconsidered?

1.	Carefully read the enclosed denial letter.

2.	Order a copy of your credit report by calling the consumer credit reporting agency listed in your letter.

3.	Check your credit report for accuracy and report any errors by calling the consumer credit reporting agency directly and by contacting each reporting creditor who is a source of an error. In some cases, credit reports reflect issues with creditors or have reporting errors about which you may be unaware. To help ensure a timely response, we suggest that you send correspondence to the consumer credit reporting agency via registered mail.

Addendum E

Originating Lender’s Privacy Policy

Liberty Bank, N.A.

25201 Chagrin Blvd., Suite 120

Beachwood, OH 44122-5600

Securing Your Financial Privacy

PRIVACY DISCLOSURE

Liberty Bank, N.A. is committed to the strong tradition of safeguarding our customers’ private financial information. Liberty Bank, N.A. collects, retains, and uses information about individual customers only when we believe it would be useful (and allowed by law) in administering our business and to provide products, services and other opportunities to customers. This information is obtained from application information, transaction information, and consumer report information. Liberty Bank, N.A. makes disclosures to third parties only as permitted by law. This privacy policy expresses Liberty Bank N.A.’s commitment to our customers.

INFORMATION WE COLLECT ABOUT YOU

We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms,

•	Information about your transactions with us, our affiliates, or others,

•	Information we receive from a consumer-reporting agency

NO DISCLOSURES OUTSIDE OF EXCEPTIONS

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

CONFIDENTIALITY AND SECURITY

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

ADDITIONAL INFORMATION

If you have any questions or concerns about the protection of your personal financial information, please feel free to contact us at (216)359-5500.

ISP Form – 06/2009

SCHEDULE F

TERMINATION CRITERIA

This Agreement may be terminated pursuant to Section 5.02(E) as follows:

(A) if the Actual Cumulative Default Rate on any Loan Pool exceeds 120% (or 140% in the case of a Differentiated Loan Pool) of the applicable Maximum Cumulative Default Rate at the end of any month (a “Trigger Point”), after the 18th month following the month in which the first Serviced Loan in that Loan Pool enters Repayment, then:

(1) the Servicer must submit to the Guarantor and the Servicing and Collections Advisor an action plan, setting forth in reasonable detail the steps that the Servicer intends to take to improve the repayment performance of the Serviced Loans in that Loan Pool; and

(2) if the Actual Cumulative Default Rate on that Loan Pool exceeds 120% (or 140% in the case of a Differentiated Loan Pool) of the applicable Maximum Cumulative Default Rate as of the end of the month (the “Second Trigger Point”) that is six months following the Trigger Point with respect to that Loan Pool, then:

a. the Servicer must submit to the Guarantor and the Servicing and Collections Advisor an additional action plan, setting forth in reasonable detail the steps that the Servicer intends to take to improve the repayment performance of the Serviced Loans in that Loan Pool; and

b. If the Actual Cumulative Default Rate on that Loan Pool exceeds 120% (or 140% in the case of a Differentiated Loan Pool) of the applicable Maximum Cumulative Default Rate as of the end of the month that is six months following the Second Trigger Point, then either the Voting Party or the Servicer may terminate this Agreement by delivering, within 30 days after the date on which the Actual Cumulative Default Rate for the Loan Pool at issue was determined, notice of termination as provided in Section 5.02(E).

(B) If the Actual Cumulative Default Rate on any Loan Pool exceeds 300% of the applicable Maximum Cumulative Default Rate as of the end of any month after the ninth month following the month in which the first Serviced Loan in that Loan Pool enters Repayment, then the Voting Party may terminate this Agreement by delivering, within 30 days after the date on which the Actual Cumulative Default Rate for the Loan Pool at issue was determined, notice of termination as provided in Section 5.02(E).

(C) For purposes of this Schedule F:

(1) “Actual Cumulative Default Rate” shall mean, as of any date of determination and with respect to each Loan Pool, a fraction (expressed as a

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percentage), the numerator of which is the aggregate outstanding principal balance (including capitalized fees and interest) of Defaulted Loans in that Loan Pool (as of the respective dates on which they became Defaulted Loans), net of gross recoveries on the Defaulted Loans in that Loan Pool, and the denominator of which is the aggregate outstanding principal balance (including capitalized fees and interest) of Serviced Loans in that Loan Pool acquired by the Trust (as of the respective dates on which they were acquired by the Trust) plus all interest that has been capitalized on the Serviced Loans in that Loan Pool after the respective dates of their acquisition; provided that, for purposes of both the numerator and the denominator, the principal amount of any Defaulted Loan shall cease accreting due to capitalization of interest as of the date it becomes a Defaulted Loan.

(2) “Differentiated Loan Pool” shall mean a Loan Pool in which the aggregate outstanding principal balance of Serviced Loans in such Loan Pool the Borrower of which graduated from a School is less than 70% of the aggregate outstanding principal balance of all Serviced Loans in such Loan Pool, each determined as of the date on which the last Serviced Loan in that Loan Pool enters Repayment.

(3) “Loan Pool” shall mean each group of Serviced Loans with an aggregate outstanding principal balance (as of the respective dates on which the Serviced Loans enter Repayment) of as close as practicable to (but not less than) $100,000,000, determined on a first-in-time-of-entering-Repayment basis until such balance reaches $100,000,000; provided that (i) if, at the time that such balance of a prospective Loan Pool reaches $100,000,000, the disbursed amount (i.e., without giving effect to capitalization of fees and interest) of all remaining Serviced Loans that have not yet been included in a Loan Pool is less than $60,000,000, that Loan Pool will include all remaining Serviced Loans, and (ii) if clause (i) does not apply, a separate Loan Pool will be created, without regard to whether it ultimately reaches $100,000,000.

(4) “Maximum Cumulative Default Rate” shall mean the applicable percentage set forth in the table below, based on the month being measured (with month 0 being the month in which the first Serviced Loan in the applicable Loan Pool enters Repayment):

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Month	Maximum Cumulative Default Rate
10	11.667%
11	12.833%
12	14.000%
13	14.729%
14	15.458%
15	16.188%
16	16.917%
17	17.646%
18	18.375%
19	19.104%
20	19.833%
21	20.563%
22	21.292%
23	22.021%
24	22.750%
25	23.333%
26	23.917%
27	24.500%
28	25.083%
29	25.667%
30	26.250%
31	26.833%
32	27.417%
33	28.000%
34	28.583%
35	29.167%

Month	Maximum Cumulative Default Rate
36	29.750%
37	30.042%
38	30.333%
39	30.625%
40	30.917%
41	31.208%
42	31.500%
43	31.792%
44	32.083%
45	32.375%
46	32.667%
47	32.958%
48	33.250%
49	33.396%
50	33.542%
51	33.688%
52	33.833%
53	33.979%
54	34.125%
55	34.271%
56	34.417%
57	34.563%
58	34.708%
59	34.854%
60 and thereafter	35.000%

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